UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act File Number: 811-21574
Eaton Vance Senior Income Trust
(Exact Name of registrant as Specified in Charter)
Two International Place, Boston, Massachusetts 02110
(Address of Principal Executive Offices)
Maureen A. Gemma
Two International Place, Boston, Massachusetts 02110
(Name and Address of Agent for Services)
(617) 482-8260
(registrant’s Telephone Number)
June 30
Date of Fiscal Year End
June 30, 2009
Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance
Investment Managers

Annual Report June 30, 2009

EATON VANCE SENIOR INCOME TRUST

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Eaton Vance Senior Income Trust as of June 30, 2009
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Economic and Market Conditions

•	Credit markets experienced unprecedented volatility during the year ending June 30, 2009. The sub-prime crisis of 2007

Scott H. Page, CFA Co-Portfolio Manager John Redding Co-Portfolio Manager	expanded in 2008 to include nearly all credit instruments, which, in turn, caused the world economy to slip into recession. September 2008 brought a series of events that rattled the financial markets: the government bailouts of Fannie Mae and Freddie Mac, the bankruptcy of Lehman Brothers, the rescue of American International Group, and a litany of unprecedented steps by the U.S. Treasury and the Federal Reserve to stabilize the credit markets. The 12-month period was a roller coaster for the credit sectors of the bond market, with poor performance in the first half of the fiscal year countered by a significant turnaround in the second half. For the year ending June 30, 2009, the total returns for the S&P/LSTA Leveraged Loan Index (the “Index”) and the Merrill Lynch U.S. High Yield Index were -5.26% and -3.53%, respectively.
•	In the high-yield and bank loan markets, there was little doubt that a recession would bring higher default rates, but it was difficult to reconcile trading levels with market fundamentals during most of the fiscal year. A range of data and criteria used to monitor creditworthiness suggested that overall credit quality appeared to be in line with previous downturns. High-yield bonds and bank loans traded far below levels consistent with default and recovery expectations.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or market price (as applicable) with all distributions reinvested. The Trust’s performance at market price will differ from its results at NAV. Although market price performance generally reflects investment results over time, during shorter periods, returns at market price can also be affected by factors such as changing perceptions about the Trust, market conditions, fluctuations in supply and demand for the Trust’s shares, or changes in Trust distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Trust’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Trust shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
•	During the second half of the fiscal year, the market for bank loans began to recover, and cash was put to work in an asset class with few active sellers and a new issue market that remained largely closed. As a result, loan prices jumped. Other positive developments included spread tightening and robust debt issuance in the investment-grade debt market and improvements in short-term financing and other liquidity measures as government stimulus programs began to take hold. The high-yield market also benefited from the narrowing of spreads and a more optimistic outlook, triggered by the Obama administration’s stimulus programs.
Management Discussion

•	Eaton Vance Senior Income Trust (the “Trust”) is a closed-end fund and trades on the New York Stock Exchange (“NYSE”) under the symbol “EVF.” The Trust’s investment objective is to provide a high level of current income, consistent with the preservation of capital. Under normal market conditions, the Trust invests at least 80% of its total assets in senior, secured floating-rate loans (“senior loans”). In managing the Trust, the investment adviser seeks to invest in a portfolio of senior loans that it believes will be less volatile over time than the general loan market. The Trust may also invest in second-lien loans and high-yield bonds, and, as discussed below, may employ leverage, which may increase risk.

Total Return Performance 6/30/08 – 6/30/09

NYSE Symbol		EVF

At Net Asset Value (NAV)[1]		-18.99%
At Market Price[1]		-21.66
S&P/LSTA Leveraged Loan Index[2]		-5.26

Premium/(Discount) to NAV (6/30/09)		-14.42%
Total Distributions per common share		$0.447
Distribution Rate[3]	At NAV	6.13%
	At Market Price	7.16%
See page 3 for more performance information.

[1]	Performance results reflect the effects of leverage.

[2]
It is not possible to invest directly in an Index. The Index’s total return reflects changes in value of the loans constituting the Index and accrual of interest and does not reflect the commissions or expenses that would have been incurred if an investor individually purchased or sold the loans represented in the Index. Unlike the Trust, the Index’s return does not reflect the effect of leverage.

[3]
The Distribution Rate is based on the Trust’s most recent monthly distribution per share (annualized) divided by the Trust’s NAV or market price at the end of the period. The Trust’s monthly distributions may be comprised of ordinary income, net realized capital gains and return of capital.

Eaton Vance Senior Income Trust as of June 30, 2009
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

•	The Trust’s performance for the 12 months ending June 30, 2009, was negatively affected by issues influencing the broader bank loan market during the first half of this period, including the collapse of Lehman Brothers. However, the second half of this period has seen a strong rally in loan prices. In addition, the Trust’s leverage, which helped performance in the second half of the period, nevertheless detracted from the Trust’s relative return for the year as a whole.

•	As of June 30, 2009, the Trust’s investments included senior loans to 370 borrowers spanning 39 industries, with an average loan size of 0.24% of total investments. No industry constituted more than 10% of total investments. Health care, business equipment and services, cable and satellite television, leisure goods/activities/movies and publishing were the top industry weightings. The Trust had less than 1.5% exposure to homebuilders and none to subprime or prime mortgage lenders during the period.

•	In the rising default environment of 2009, we believe our experienced credit research analysts helped us to avoid some of the riskiest names, which we believe resulted in the Trust having fewer defaulted loans than many of its peers. In addition, we believe our diversified approach to the asset class—which includes keeping investments in individual issues relatively small—helped to contain the degree of losses associated with the defaulted loans that the Trust held during the period.

•	As of June 30, 2009, the Trust employed leverage of 36.1% of total assets, which consisted of 35.1% auction preferred shares (“APS”) and 1.0% borrowings.[1] Use of leverage creates an opportunity for income, but at the same time creates special risks, including the likelihood of greater volatility of net asset value and market price of common shares.

[1]
In the event of a rise in long-term interest rates, the value of the Trust’s investment portfolio could decline, which would reduce the asset coverage for its APS and borrowings. APS percentage represents the liquidation value of the Trust’s APS outstanding at 6/30/09 as a percentage of the Trust’s net assets applicable to common shares plus APS and borrowings outstanding.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Trust’s current or future investments and may change due to active management.

Eaton Vance Senior Income Trust as of June 30, 2009
TRUST PERFORMANCE

Portfolio Composition

Top 10 Holdings1

By total investments

SunGard Data Systems, Inc.	1.1%
UPC Broadband Holding B.V.	1.0
Rite Aid Corp.	1.0
Intelsat Corp.	1.0
Georgia-Pacific Corp.	1.0
Community Health Systems, Inc.	0.9
Aramark Corp.	0.8
Cequel Communications, LLC	0.8
Infor Enterprise Solutions Holdings	0.8
Hexion Specialty Chemicals, Inc.	0.7

[1]	Top 10 Holdings represented 9.1% of the Trust’s total investments as of 6/30/09.
Top Five Industries2

By total investments

Health care	9.1%
Business Equipment and Services	7.7
Cable and Satellite Television	7.0
Leisure Goods/Activities/Movies	5.6
Publishing	5.5

[2]	Industries are shown as a percentage of the Trust’s total investments as of 6/30/09.
Credit Quality Ratings for
Total Loan Investments3

By total loan investments

Baa	1.6%
Ba	35.2
B	36.8
Caa	9.5
Defaulted	7.7
Non-Rated[4]	9.2

[3]
Credit Quality Ratings are those provided by Moody’s Investor Services, Inc., a nationally recognized bond rating service. Reflects the Trust’s total loan investments as of 6/30/09. Although the investment adviser considers ratings when making investment decisions, it performs its own credit and investment analysis and does not rely primarily on the ratings assigned by the rating services. Credit quality can change from time to time, and recently issued credit ratings may not fully reflect the actual risks posed by a particular security or the issuer’s current financial condition. The rating assigned to a security by a rating agency does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security.

[4]
Certain loans in which the Trust invests are not rated by a rating agency. In management’s opinion, such securities are comparable to securities rated by a rating agency in the categories listed above.

Trust Performance[5]
NYSE Symbol	EVF

Average Annual Total Return (by market price, NYSE)

One Year	-21.66%
Five Years	-6.16
Ten Years	0.09
Life of Trust (10/30/98)	0.54

Average Annual Total Return (at net asset value)

One Year	-18.99%
Five Years	-1.74
Ten Years	1.57
Life of Trust (10/30/98)	2.02

[5]	Performance results reflect the effects of leverage.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or market price (as applicable) with all distributions reinvested. The Trust’s performance at market price will differ from its results at NAV. Although market price performance generally reflects investment results over time, during shorter periods, returns at market price can also be affected by factors such as changing perceptions about the Trust, market conditions, fluctuations in supply and demand for the Trust’s shares, or changes in Trust distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Trust’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Eaton Vance Senior Income Trust as of June 30, 2009

PORTFOLIO OF INVESTMENTS

Senior Floating-Rate Interests — 141.5%(1)

Principal
Amount*
(000’s omitted)		Borrower/Tranche Description	Value

Aerospace and Defense — 3.6%

ACTS Aero Technical Support & Service, Inc.
	376	Term Loan, 0.00%, Maturing October 5, 2014(2)	$85,437
Colt Defense, LLC
	487	Term Loan, 3.56%, Maturing July 9, 2014	455,322
DAE Aviation Holdings, Inc.
	223	Term Loan, 4.44%, Maturing July 31, 2014	173,633
	218	Term Loan, 4.79%, Maturing July 31, 2014	170,300
Evergreen International Aviation
	597	Term Loan, 9.00%, Maturing October 31, 2011	374,348
Hawker Beechcraft Acquisition
	1,513	Term Loan, 2.41%, Maturing March 26, 2014	1,039,047
	89	Term Loan, 2.60%, Maturing March 26, 2014	61,325
Hexcel Corp.
	500	Term Loan, 6.50%, Maturing May 21, 2014	500,833
IAP Worldwide Services, Inc.
	476	Term Loan, 9.25%, Maturing December 30, 2012(3)	301,137
Spirit AeroSystems, Inc.
	617	Term Loan, 2.89%, Maturing December 31, 2011	587,289
TransDigm, Inc.
	1,375	Term Loan, 2.43%, Maturing June 23, 2013	1,304,531
Vought Aircraft Industries, Inc.
	1,087	Term Loan, 2.81%, Maturing December 17, 2011	918,715
	495	Term Loan, 7.50%, Maturing December 22, 2011	432,768
Wesco Aircraft Hardware Corp.
	973	Term Loan, 2.56%, Maturing September 29, 2013	855,800

			$7,260,485

Air Transport — 1.6%

Airport Development and Investment, Ltd.
GBP	783	Term Loan - Second Lien, 5.54%, Maturing April 7, 2011	$595,713
Delta Air Lines, Inc.
	1,131	Term Loan - Second Lien, 3.57%, Maturing April 30, 2014	782,204
Northwest Airlines, Inc.
	1,846	Term Loan, 2.32%, Maturing December 31, 2010	1,756,515

			$3,134,432

Automotive — 4.4%

Accuride Corp.
	862	Term Loan, 3.00%, Maturing January 31, 2012	$675,297
Adesa, Inc.
	1,130	Term Loan, 2.56%, Maturing October 18, 2013	1,000,806
Affina Group, Inc.
	275	Term Loan, 4.04%, Maturing November 30, 2011	238,989
Allison Transmission, Inc.
	551	Term Loan, 3.07%, Maturing September 30, 2014	439,809
CSA Acquisition Corp.
	176	Term Loan, 3.13%, Maturing December 23, 2011	116,373
	440	Term Loan, 3.13%, Maturing December 23, 2011	290,694
Dayco Products, LLC
	939	Term Loan, 0.00%, Maturing June 21, 2011(2)	228,155
Federal-Mogul Corp.
	765	Term Loan, 2.26%, Maturing December 27, 2014	513,380
	592	Term Loan, 2.25%, Maturing December 27, 2015	397,457
Ford Motor Co.
	1,422	Term Loan, 3.59%, Maturing December 15, 2013	1,034,121
Goodyear Tire & Rubber Co.
	1,300	Term Loan - Second Lien, 2.07%, Maturing April 30, 2010	1,108,017
HLI Operating Co., Inc.
	106	DIP Loan, 26.00%, Maturing November 30, 2009	104,134
EUR	22	Term Loan, 3.56%, Maturing May 30, 2014	2,296
EUR	371	Term Loan, 9.50%, Maturing May 30, 2014	62,391
Keystone Automotive Operations, Inc.
	449	Term Loan, 3.82%, Maturing January 12, 2012	213,453
LKQ Corp.
	509	Term Loan, 2.57%, Maturing October 12, 2014	475,774
TriMas Corp.
	127	Term Loan, 2.62%, Maturing August 2, 2011	111,375
	533	Term Loan, 3.05%, Maturing August 2, 2013	469,353
TRW Automotive, Inc.
	997	Term Loan, 6.38%, Maturing February 2, 2014	883,995
United Components, Inc.
	590	Term Loan, 3.21%, Maturing June 30, 2010	507,530

			$8,873,399

Beverage and Tobacco — 0.1%

Culligan International Co.
EUR	500	Term Loan - Second Lien, 5.68%, Maturing May 31, 2013	$170,680

			$170,680

Brokers, Dealers and Investment Houses — 0.5%

AmeriTrade Holding Corp.
	1,025	Term Loan, 1.82%, Maturing December 31, 2012	$992,613

			$992,613

See notes to financial statements

Eaton Vance Senior Income Trust as of June 30, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount*
(000’s omitted)		Borrower/Tranche Description	Value

Building and Development — 4.5%

AIMCO Properties, L.P.
	1,794	Term Loan, 1.82%, Maturing March 23, 2011	$1,690,609
Beacon Sales Acquisition, Inc.
	357	Term Loan, 3.12%, Maturing September 30, 2013	326,827
Brickman Group Holdings, Inc.
	774	Term Loan, 2.31%, Maturing January 23, 2014	713,394
Epco/Fantome, LLC
	726	Term Loan, 2.94%, Maturing November 23, 2010	555,390
Hovstone Holdings, LLC
	329	Term Loan, 5.50%, Maturing September 7, 2009(3)(4)	132,349
LNR Property Corp.
	1,320	Term Loan, 3.82%, Maturing July 3, 2011	682,440
Metroflag BP, LLC
	300	Term Loan - Second Lien, 0.00%, Maturing July 2, 2009(2)	3,150
Mueller Water Products, Inc.
	964	Term Loan, 6.38%, Maturing May 24, 2014	854,614
November 2005 Land Investors
	152	Term Loan, 0.00%, Maturing May 9, 2011(2)	76,210
Panolam Industries Holdings, Inc.
	663	Term Loan, 5.00%, Maturing September 30, 2012	517,070
Re/Max International, Inc.
	453	Term Loan, 4.61%, Maturing December 17, 2012	416,955
	455	Term Loan, 8.61%, Maturing December 17, 2012	402,727
South Edge, LLC
	422	Term Loan, 0.00%, Maturing October 31, 2009(2)	84,375
TRU 2005 RE Holding Co.
	2,144	Term Loan, 3.32%, Maturing December 9, 2009	2,122,190
United Subcontractors, Inc.
	457	Term Loan - Second Lien, 11.50%, Maturing June 27, 2013(3)(4)	39,320
Wintergames Acquisition ULC
	509	Term Loan, 7.81%, Maturing October 31, 2009	352,501

			$8,970,121

Business Equipment and Services — 11.2%

ACCO Brands Corp.
	215	Term Loan, 7.75%, Maturing August 17, 2012	$179,469
Activant Solutions, Inc.
	836	Term Loan, 2.85%, Maturing May 1, 2013	702,096
Acxiom Corp.
	652	Term Loan, 2.59%, Maturing September 15, 2012	621,845
Affinion Group, Inc.
	1,372	Term Loan, 2.81%, Maturing October 17, 2012	1,301,597
Allied Barton Security Service
	497	Term Loan, 6.75%, Maturing February 21, 2015	495,293
Education Management, LLC
	2,002	Term Loan, 2.38%, Maturing June 1, 2013	1,852,112
Info USA, Inc.
	142	Term Loan, 2.60%, Maturing February 14, 2012	120,267
iPayment, Inc.
	454	Term Loan, 2.47%, Maturing May 10, 2013	340,513
Kronos, Inc.
	568	Term Loan, 2.60%, Maturing June 11, 2014	519,815
Mitchell International, Inc.
	500	Term Loan - Second Lien, 5.88%, Maturing March 28, 2015	280,000
N.E.W. Holdings I, LLC
	1,000	Term Loan, 2.88%, Maturing May 22, 2014	910,233
Protection One, Inc.
	1,206	Term Loan, 2.56%, Maturing March 31, 2012	1,085,245
Quantum Corp.
	130	Term Loan, 4.26%, Maturing July 12, 2014	108,278
Quintiles Transnational Corp.
	900	Term Loan - Second Lien, 4.31%, Maturing March 31, 2014	819,000
Sabre, Inc.
	2,642	Term Loan, 3.00%, Maturing September 30, 2014	1,904,155
Serena Software, Inc.
	719	Term Loan, 2.63%, Maturing March 10, 2013	639,229
Sitel (Client Logic)
EUR	968	Term Loan, 6.28%, Maturing January 29, 2014	963,828
	501	Term Loan, 6.38%, Maturing January 29, 2014	365,630
Solera Holdings, LLC
EUR	415	Term Loan, 3.06%, Maturing May 15, 2014	506,876
SunGard Data Systems, Inc.
	1,860	Term Loan, 2.46%, Maturing February 11, 2013	1,732,804
	1,927	Term Loan, 4.34%, Maturing February 28, 2016	1,803,857
TDS Investor Corp.
	723	Term Loan, 2.91%, Maturing August 23, 2013	570,235
	145	Term Loan, 3.10%, Maturing August 23, 2013	114,418
EUR	527	Term Loan, 3.62%, Maturing August 23, 2013	607,282
Transaction Network Services, Inc.
	293	Term Loan, 9.50%, Maturing May 4, 2012	291,048
Travelport, LLC
	500	Term Loan, 10.50%, Maturing August 23, 2013	486,563
Valassis Communications, Inc.
	113	Term Loan, 2.06%, Maturing March 2, 2014	103,808
	571	Term Loan, 2.06%, Maturing March 2, 2014	526,981
VWR International, Inc.
	1,000	Term Loan, 2.81%, Maturing June 28, 2013	895,000

See notes to financial statements

Eaton Vance Senior Income Trust as of June 30, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount*
(000’s omitted)		Borrower/Tranche Description	Value

Business Equipment and Services (continued)

West Corp.
	1,779	Term Loan, 2.69%, Maturing October 24, 2013	$1,637,438

			$22,484,915

Cable and Satellite Television — 10.8%

Atlantic Broadband Finance, LLC
	1,657	Term Loan, 6.75%, Maturing June 8, 2013	$1,653,188
	62	Term Loan, 2.85%, Maturing September 1, 2013	61,112
Bragg Communications, Inc.
	1,179	Term Loan, 3.17%, Maturing August 31, 2014	1,096,470
Bresnan Broadband Holdings, LLC
	1,496	Term Loan, 3.06%, Maturing March 29, 2014	1,413,956
	650	Term Loan - Second Lien, 4.82%, Maturing March 29, 2014	591,500
Cequel Communications, LLC
	2,099	Term Loan, 6.32%, Maturing May 5, 2014(3)	1,832,299
	875	Term Loan - Second Lien, 4.82%, Maturing May 5, 2014	750,859
Charter Communications Operating, Inc.
	1,997	Term Loan, 6.25%, Maturing April 28, 2013	1,811,454
CSC Holdings, Inc.
	1,995	Term Loan, 2.07%, Maturing March 29, 2013	1,882,136
CW Media Holdings, Inc.
	320	Term Loan, 3.85%, Maturing February 15, 2015	270,506
Foxco Acquisition Sub., LLC
	313	Term Loan, 7.25%, Maturing July 2, 2015	224,922
Insight Midwest Holdings, LLC
	1,941	Term Loan, 2.32%, Maturing April 6, 2014	1,811,249
Mediacom Broadband Group
	814	Term Loan, 2.05%, Maturing January 31, 2015	751,607
Mediacom Illinois, LLC
	1,926	Term Loan, 2.05%, Maturing January 31, 2015	1,774,463
NTL Investment Holdings, Ltd.
GBP	294	Term Loan, 5.12%, Maturing September 3, 2012	440,765
ProSiebenSat.1 Media AG
EUR	578	Term Loan, 4.59%, Maturing March 2, 2015	271,608
EUR	11	Term Loan, 3.14%, Maturing June 26, 2015	11,634
EUR	273	Term Loan, 3.14%, Maturing June 26, 2015	286,675
EUR	578	Term Loan, 4.84%, Maturing March 2, 2016	271,608
EUR	191	Term Loan, 9.21%, Maturing March 2, 2017(3)	13,117
EUR	271	Term Loan - Second Lien, 5.96%, Maturing September 2, 2016	28,067
UPC Broadband Holding B.V.
	1,037	Term Loan, 2.07%, Maturing December 31, 2014	963,356
	563	Term Loan, 3.82%, Maturing December 31, 2016	539,175
EUR	726	Term Loan, 4.69%, Maturing December 31, 2016	896,994
EUR	524	Term Loan, 4.94%, Maturing December 31, 2017	648,258
Virgin Media Investment Holdings
	1,204	Term Loan, 4.60%, Maturing March 30, 2012	1,159,263
GBP	150	Term Loan, 5.31%, Maturing March 30, 2012	224,118

			$21,680,359

Chemicals and Plastics — 6.8%

Ashland, Inc.
	400	Term Loan, 7.65%, Maturing November 20, 2014	$402,646
Brenntag Holding GmbH and Co. KG
	193	Term Loan, 2.38%, Maturing December 23, 2013	178,150
	799	Term Loan, 3.14%, Maturing December 23, 2013	737,504
	600	Term Loan - Second Lien, 5.50%, Maturing December 23, 2015	406,500
Celanese Holdings, LLC
	2,230	Term Loan, 2.94%, Maturing April 2, 2014	2,073,125
Foamex, L.P.
	1,147	Term Loan, 0.00%, Maturing February 12, 2013(2)	223,582
Georgia Gulf Corp.
	349	Term Loan, 8.33%, Maturing October 3, 2013	280,861
Hexion Specialty Chemicals, Inc.
	490	Term Loan, 2.88%, Maturing May 5, 2012	313,600
	511	Term Loan, 2.88%, Maturing May 5, 2013	352,377
	2,359	Term Loan, 3.50%, Maturing May 5, 2013	1,626,328
Huntsman International, LLC
	1,000	Term Loan, 2.06%, Maturing August 16, 2012	900,000
INEOS Group
	1,282	Term Loan, 7.50%, Maturing December 14, 2013	952,598
	1,282	Term Loan, 8.00%, Maturing December 14, 2014	952,598
ISP Chemco, Inc.
	1,372	Term Loan, 2.13%, Maturing June 4, 2014	1,258,124
Kranton Polymers, LLC
	1,227	Term Loan, 3.25%, Maturing May 12, 2013	1,008,963
MacDermid, Inc.
EUR	363	Term Loan, 3.01%, Maturing April 12, 2014	337,567
Millenium Inorganic Chemicals
	179	Term Loan, 2.85%, Maturing April 30, 2014	133,322
	500	Term Loan - Second Lien, 6.35%, Maturing October 31, 2014	312,500
Rockwood Specialties Group, Inc.
	1,227	Term Loan, 6.00%, Maturing May 15, 2014	1,224,999

			$13,675,344

See notes to financial statements

Eaton Vance Senior Income Trust as of June 30, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount*
(000’s omitted)		Borrower/Tranche Description	Value

Clothing / Textiles — 1.1%

Hanesbrands, Inc.
	608	Term Loan, 5.80%, Maturing September 5, 2013	$604,426
	450	Term Loan - Second Lien, 4.84%, Maturing March 5, 2014	427,500
St. John Knits International, Inc.
	587	Term Loan, 9.00%, Maturing March 23, 2012	425,224
The William Carter Co.
	724	Term Loan, 1.91%, Maturing July 14, 2012	691,324

			$2,148,474

Conglomerates — 4.7%

Amsted Industries, Inc.
	912	Term Loan, 3.06%, Maturing October 15, 2010	$851,004
Blount, Inc.
	250	Term Loan, 2.07%, Maturing August 9, 2010	235,176
Doncasters (Dunde HoldCo 4 Ltd.)
	225	Term Loan, 2.82%, Maturing July 13, 2015	161,056
	225	Term Loan, 3.32%, Maturing July 13, 2015	161,056
EUR	417	Term Loan - Second Lien, 5.42%, Maturing January 13, 2016	264,948
GenTek, Inc.
	265	Term Loan, 3.01%, Maturing February 25, 2011	245,564
Jarden Corp.
	670	Term Loan, 2.35%, Maturing January 24, 2012	638,177
	951	Term Loan, 2.35%, Maturing January 24, 2012	906,025
Johnson Diversey, Inc.
	833	Term Loan, 3.02%, Maturing December 16, 2011	809,117
Manitowoc Company, Inc. (The)
	647	Term Loan, 7.50%, Maturing August 21, 2014	586,387
Polymer Group, Inc.
	1,243	Term Loan, 2.61%, Maturing November 22, 2012	1,151,735
Rexnord Corp.
	731	Term Loan, 2.31%, Maturing July 19, 2013	620,649
	1,177	Term Loan, 3.31%, Maturing July 19, 2013	1,009,082
RGIS Holdings, LLC
	104	Term Loan, 3.10%, Maturing April 30, 2014	79,836
	2,078	Term Loan, 3.33%, Maturing April 30, 2014	1,596,729

			$9,316,541

Containers and Glass Products — 3.7%

Berry Plastics Corp.
	978	Term Loan, 2.32%, Maturing April 3, 2015	$837,934
Consolidated Container Co.
	500	Term Loan - Second Lien, 5.81%, Maturing September 28, 2014	355,000
Crown Americas, Inc.
	340	Term Loan, 2.07%, Maturing November 15, 2012	329,315
Graham Packaging Holdings Co.
	66	Term Loan, 2.62%, Maturing October 7, 2011	62,847
	660	Term Loan, 6.75%, Maturing April 5, 2014	654,559
Graphic Packaging International, Inc.
	416	Term Loan, 3.03%, Maturing May 16, 2014	388,233
	493	Term Loan, 3.75%, Maturing May 16, 2014	467,413
JSG Acquisitions
	990	Term Loan, 3.03%, Maturing December 31, 2013	900,900
	990	Term Loan, 3.28%, Maturing December 13, 2014	900,900
Owens-Brockway Glass Container
	838	Term Loan, 1.82%, Maturing June 14, 2013	789,115
Smurfit-Stone Container Corp.
	280	Revolving Loan, 3.17%, Maturing December 31, 2009	254,486
	843	Term Loan, 2.91%, Maturing November 1, 2009	767,415
	110	Term Loan, 2.63%, Maturing November 1, 2011	100,564
	193	Term Loan, 2.63%, Maturing November 1, 2011	176,549
	363	Term Loan, 2.63%, Maturing November 1, 2011	332,615
	169	Term Loan, 4.50%, Maturing November 1, 2011	155,136

			$7,472,981

Cosmetics / Toiletries — 0.6%

American Safety Razor Co.
	400	Term Loan - Second Lien, 6.56%, Maturing July 31, 2014	$288,000
KIK Custom Products, Inc.
	525	Term Loan - Second Lien, 5.31%, Maturing November 30, 2014	223,125
Prestige Brands, Inc.
	597	Term Loan, 2.56%, Maturing April 7, 2011	581,715

			$1,092,840

Drugs — 1.6%

Graceway Pharmaceuticals, LLC
	422	Term Loan, 3.06%, Maturing May 3, 2012	$322,692
	150	Term Loan, 8.56%, Maturing November 3, 2013	37,500
	500	Term Loan - Second Lien, 6.81%, Maturing May 3, 2013	215,000
Pharmaceutical Holdings Corp.
	176	Term Loan, 3.57%, Maturing January 30, 2012	157,015
Stiefel Laboratories, Inc.
	607	Term Loan, 3.39%, Maturing December 28, 2013	603,528
	794	Term Loan, 3.39%, Maturing December 28, 2013	789,058

See notes to financial statements

Eaton Vance Senior Income Trust as of June 30, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount*
(000’s omitted)		Borrower/Tranche Description	Value

Drugs (continued)

Warner Chilcott Corp.
	281	Term Loan, 2.31%, Maturing January 18, 2012	$271,516
	800	Term Loan, 2.47%, Maturing January 18, 2012	774,192

			$3,170,501

Ecological Services and Equipment — 1.0%

Blue Waste B.V. (AVR Acquisition)
EUR	500	Term Loan, 3.03%, Maturing April 1, 2015	$610,240
Kemble Water Structure, Ltd.
GBP	750	Term Loan - Second Lien, 5.63%, Maturing October 13, 2013	795,865
Sensus Metering Systems, Inc.
	628	Term Loan, 2.65%, Maturing December 17, 2010	580,731

			$1,986,836

Electronics / Electrical — 4.4%

Aspect Software, Inc.
	706	Term Loan, 3.38%, Maturing July 11, 2011	$589,740
	950	Term Loan - Second Lien, 7.38%, Maturing July 11, 2013	346,750
FCI International S.A.S.
	110	Term Loan, 4.15%, Maturing November 1, 2013	59,413
	110	Term Loan, 4.15%, Maturing November 1, 2013	59,413
	114	Term Loan, 4.15%, Maturing November 1, 2013	61,714
	114	Term Loan, 4.15%, Maturing November 1, 2013	61,713
Freescale Semiconductor, Inc.
	997	Term Loan, 2.07%, Maturing December 1, 2013	734,603
Infor Enterprise Solutions Holdings
	494	Term Loan, 3.06%, Maturing July 28, 2012	397,431
	725	Term Loan, 4.06%, Maturing July 28, 2012	598,296
	1,390	Term Loan, 4.06%, Maturing July 28, 2012	1,146,734
	250	Term Loan, 5.81%, Maturing March 2, 2014	112,500
	92	Term Loan - Second Lien, 6.56%, Maturing March 2, 2014	41,250
	158	Term Loan - Second Lien, 6.56%, Maturing March 2, 2014	73,229
Network Solutions, LLC
	369	Term Loan, 2.86%, Maturing March 7, 2014	315,089
Open Solutions, Inc.
	1,173	Term Loan, 3.23%, Maturing January 23, 2014	786,051
Sensata Technologies Finance Co.
	1,841	Term Loan, 2.80%, Maturing April 27, 2013	1,417,404
Spectrum Brands, Inc.
	32	Term Loan, 5.25%, Maturing March 30, 2013	29,042
	638	Term Loan, 6.25%, Maturing March 30, 2013	572,235
SS&C Technologies, Inc.
	767	Term Loan, 2.48%, Maturing November 23, 2012	674,854
VeriFone, Inc.
	375	Term Loan, 3.06%, Maturing October 31, 2013	341,591
Vertafore, Inc.
	481	Term Loan, 3.16%, Maturing January 31, 2012	441,643

			$8,860,695

Equipment Leasing — 0.6%

AWAS Capital, Inc.
	900	Term Loan - Second Lien, 6.63%, Maturing March 22, 2013	$402,561
Hertz Corp.
	815	Term Loan, 2.07%, Maturing December 21, 2012	751,101
	88	Term Loan, 2.36%, Maturing December 21, 2012	81,397

			$1,235,059

Farming / Agriculture — 0.5%

Central Garden & Pet Co.
	1,007	Term Loan, 1.81%, Maturing February 28, 2014	$935,439

			$935,439

Financial Intermediaries — 2.5%

Citco III, Ltd.
	1,459	Term Loan, 2.85%, Maturing June 30, 2014	$1,002,995
Grosvenor Capital Management
	1,199	Term Loan, 2.32%, Maturing December 5, 2013	1,006,790
Jupiter Asset Management Group
GBP	213	Term Loan, 3.15%, Maturing June 30, 2015	228,445
LPL Holdings, Inc.
	1,887	Term Loan, 2.20%, Maturing December 18, 2014	1,726,696
Nuveen Investments, Inc.
	790	Term Loan, 3.31%, Maturing November 2, 2014	616,530
Oxford Acquisition III, Ltd.
	449	Term Loan, 3.10%, Maturing May 24, 2014	217,645
RJO Holdings Corp. (RJ O’Brien)
	237	Term Loan, 3.33%, Maturing July 31, 2014	99,579

			$4,898,680

Food Products — 4.5%

Acosta, Inc.
	1,601	Term Loan, 2.56%, Maturing July 28, 2013	$1,508,913
Advantage Sales & Marketing, Inc.
	1,597	Term Loan, 2.32%, Maturing March 29, 2013	1,509,484
Dean Foods Co.
	816	Term Loan, 1.97%, Maturing April 2, 2014	767,370

See notes to financial statements

Eaton Vance Senior Income Trust as of June 30, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount*
(000’s omitted)		Borrower/Tranche Description	Value

Food Products (continued)

Michael Foods, Inc.
	950	Term Loan, 6.50%, Maturing April 30, 2014	$957,719
Pinnacle Foods Finance, LLC
	1,992	Term Loan, 3.07%, Maturing April 2, 2014	1,786,643
Provimi Group SA
	120	Term Loan, 2.56%, Maturing June 28, 2015	90,779
	147	Term Loan, 2.56%, Maturing June 28, 2015	111,715
EUR	155	Term Loan, 3.03%, Maturing June 28, 2015	164,717
EUR	256	Term Loan, 3.03%, Maturing June 28, 2015	272,424
EUR	267	Term Loan, 3.03%, Maturing June 28, 2015	283,870
EUR	349	Term Loan, 3.03%, Maturing June 28, 2015	371,344
EUR	19	Term Loan - Second Lien, 5.03%, Maturing June 28, 2015	9,544
	226	Term Loan - Second Lien, 2.40%, Maturing December 28, 2016(5)	79,371
EUR	558	Term Loan - Second Lien, 2.47%, Maturing December 28, 2016(5)	275,260
Reddy Ice Group, Inc.
	1,055	Term Loan, 2.07%, Maturing August 9, 2012	829,934

			$9,019,087

Food Service — 2.9%

AFC Enterprises, Inc.
	197	Term Loan, 2.63%, Maturing May 11, 2011	$189,492
Aramark Corp.
	1,932	Term Loan, 2.47%, Maturing January 26, 2014	1,781,243
	124	Term Loan, 4.06%, Maturing January 26, 2014	114,137
GBP	488	Term Loan, 3.33%, Maturing January 27, 2014	729,852
Buffets, Inc.
	56	Term Loan, 7.85%, Maturing November 1, 2013(3)	23,674
	265	Term Loan - Second Lien, 19.12%, Maturing November 1, 2013	112,639
CBRL Group, Inc.
	931	Term Loan, 2.49%, Maturing April 27, 2013	864,438
Denny’s, Inc.
	65	Term Loan, 2.38%, Maturing March 31, 2012	60,218
	204	Term Loan, 3.56%, Maturing March 31, 2012	189,852
Maine Beverage Co., LLC
	252	Term Loan, 2.97%, Maturing June 30, 2010	205,569
NPC International, Inc.
	184	Term Loan, 2.49%, Maturing May 3, 2013	170,039
OSI Restaurant Partners, LLC
	70	Term Loan, 2.88%, Maturing May 9, 2013	50,200
	770	Term Loan, 2.63%, Maturing May 9, 2014	555,447
QCE Finance, LLC
	487	Term Loan, 2.88%, Maturing May 5, 2013	355,829
	500	Term Loan - Second Lien, 6.35%, Maturing November 5, 2013	232,500
Sagittarius Restaurants, LLC
	177	Term Loan, 10.25%, Maturing March 29, 2013	147,895

			$5,783,024

Food / Drug Retailers — 3.1%

General Nutrition Centers, Inc.
	819	Term Loan, 3.02%, Maturing September 16, 2013	$727,879
Iceland Foods Group, Ltd.
GBP	547	Term Loan, 9.43%, Maturing May 2, 2016(3)	887,903
Pantry, Inc. (The)
	120	Term Loan, 1.81%, Maturing May 15, 2014	111,026
	416	Term Loan, 1.81%, Maturing May 15, 2014	385,638
Rite Aid Corp.
	2,572	Term Loan, 2.07%, Maturing June 1, 2014	2,061,206
	546	Term Loan, 6.00%, Maturing June 4, 2014	475,139
	500	Term Loan, 9.50%, Maturing June 4, 2014	499,166
Roundy’s Supermarkets, Inc.
	997	Term Loan, 3.07%, Maturing November 3, 2011	955,051

			$6,103,008

Forest Products — 2.5%

Appleton Papers, Inc.
	711	Term Loan, 6.50%, Maturing June 5, 2014	$548,861
Georgia-Pacific Corp.
	3,178	Term Loan, 2.56%, Maturing December 20, 2012	3,006,478
Newpage Corp.
	804	Term Loan, 4.06%, Maturing December 5, 2014	698,687
Xerium Technologies, Inc.
	1,290	Term Loan, 6.10%, Maturing May 18, 2012	754,829

			$5,008,855

Healthcare — 13.5%

Accellent, Inc.
	897	Term Loan, 3.17%, Maturing November 22, 2012	$798,167
Alliance Imaging, Inc.
	1,086	Term Loan, 3.44%, Maturing December 29, 2011	1,051,169
American Medical Systems
	506	Term Loan, 2.56%, Maturing July 20, 2012	485,859
AMN Healthcare, Inc.
	115	Term Loan, 2.35%, Maturing November 2, 2011	107,404

See notes to financial statements

Eaton Vance Senior Income Trust as of June 30, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount*
(000’s omitted)	Borrower/Tranche Description	Value

Healthcare (continued)

Bright Horizons Family Solutions, Inc.
470	Term Loan, 7.50%, Maturing May 15, 2015	$428,515
Cardinal Health 409, Inc.
1,302	Term Loan, 2.56%, Maturing April 10, 2014	1,086,255
Carestream Health, Inc.
1,265	Term Loan, 2.31%, Maturing April 30, 2013	1,125,200
500	Term Loan - Second Lien, 5.56%, Maturing October 30, 2013	338,000
Carl Zeiss Vision Holding GmbH
630	Term Loan, 2.81%, Maturing March 23, 2015	321,300
Community Health Systems, Inc.
146	Term Loan, 2.56%, Maturing July 25, 2014	131,437
2,854	Term Loan, 2.90%, Maturing July 25, 2014	2,576,405
Concentra, Inc.
357	Term Loan - Second Lien, 6.85%, Maturing June 25, 2015(3)	222,966
ConMed Corp.
253	Term Loan, 1.81%, Maturing April 13, 2013	230,382
CRC Health Corp.
242	Term Loan, 2.85%, Maturing February 6, 2013	185,061
267	Term Loan, 2.85%, Maturing February 6, 2013	204,590
DaVita, Inc.
715	Term Loan, 2.04%, Maturing October 5, 2012	680,148
DJO Finance, LLC
443	Term Loan, 3.43%, Maturing May 15, 2014	401,972
Fenwal, Inc.
500	Term Loan - Second Lien, 5.92%, Maturing August 28, 2014	328,750
Hanger Orthopedic Group, Inc.
388	Term Loan, 2.32%, Maturing May 30, 2013	357,875
HCA, Inc.
2,200	Term Loan, 2.85%, Maturing November 18, 2013	1,990,748
Health Management Association, Inc.
2,425	Term Loan, 2.35%, Maturing February 28, 2014	2,144,821
HealthSouth Corp.
1,451	Term Loan, 2.57%, Maturing March 10, 2013	1,362,492
Iasis Healthcare, LLC
41	Term Loan, 2.31%, Maturing March 14, 2014	38,080
153	Term Loan, 2.31%, Maturing March 14, 2014	141,373
443	Term Loan, 2.31%, Maturing March 14, 2014	408,528
Ikaria Acquisition, Inc.
263	Term Loan, 2.98%, Maturing March 28, 2013	238,563
IM U.S. Holdings, LLC
350	Term Loan - Second Lien, 4.56%, Maturing June 26, 2015	321,344
Invacare Corp.
275	Term Loan, 3.29%, Maturing February 12, 2013	245,781
inVentiv Health, Inc.
462	Term Loan, 2.35%, Maturing July 6, 2014	408,292
LifePoint Hospitals, Inc.
1,086	Term Loan, 2.30%, Maturing April 15, 2012	1,035,352
MultiPlan Merger Corp.
301	Term Loan, 2.81%, Maturing April 12, 2013	277,676
647	Term Loan, 2.81%, Maturing April 12, 2013	596,464
Mylan, Inc.
1,315	Term Loan, 3.81%, Maturing October 2, 2014	1,272,778
National Mentor Holdings, Inc.
549	Term Loan, 2.60%, Maturing June 29, 2013	465,623
34	Term Loan, 4.59%, Maturing June 29, 2013	28,476
National Renal Institutes, Inc.
444	Term Loan, 5.63%, Maturing March 31, 2013(3)	299,741
Physiotherapy Associates, Inc.
397	Term Loan, 7.50%, Maturing June 27, 2013	257,140
RadNet Management, Inc.
293	Term Loan, 4.60%, Maturing November 15, 2012	253,990
350	Term Loan, 9.64%, Maturing November 15, 2013	258,125
ReAble Therapeutics Finance, LLC
868	Term Loan, 2.48%, Maturing November 16, 2013	816,267
Renal Advantage, Inc.
0	Term Loan, 3.09%, Maturing October 5, 2012	439
Select Medical Holdings Corp.
1,223	Term Loan, 2.72%, Maturing February 24, 2012	1,154,922
Sunrise Medical Holdings, Inc.
211	Term Loan, 4.38%, Maturing May 13, 2010	121,258
Vanguard Health Holding Co., LLC
1,589	Term Loan, 2.56%, Maturing September 23, 2011	1,523,169
Viant Holdings, Inc.
289	Term Loan, 2.85%, Maturing June 25, 2014	248,381

		$26,971,278

Home Furnishings — 1.9%

Hunter Fan Co.
223	Term Loan, 2.82%, Maturing April 16, 2014	$141,323
Interline Brands, Inc.
281	Term Loan, 2.01%, Maturing June 23, 2013	254,187
501	Term Loan, 2.01%, Maturing June 23, 2013	453,144
National Bedding Co., LLC
977	Term Loan, 2.38%, Maturing August 31, 2011	845,538
350	Term Loan - Second Lien, 5.32%, Maturing August 31, 2012	226,917
Oreck Corp.
666	Term Loan, 0.00%, Maturing February 2, 2012(2)(4)	208,595

See notes to financial statements

Eaton Vance Senior Income Trust as of June 30, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount*
(000’s omitted)		Borrower/Tranche Description	Value

Home Furnishings (continued)

Sanitec, Ltd. Oy
EUR	491	Term Loan, 0.00%, Maturing April 7, 2013(2)	$161,232
EUR	491	Term Loan, 0.00%, Maturing April 7, 2014(2)	161,232
Simmons Co.
	1,495	Term Loan, 10.50%, Maturing December 19, 2011	1,365,676
	524	Term Loan, 8.22%, Maturing February 15, 2012(3)	15,705

			$3,833,549

Industrial Equipment — 3.3%

Brand Energy and Infrastructure Services, Inc.
	418	Term Loan, 3.78%, Maturing February 7, 2014	$372,675
CEVA Group PLC U.S.
	548	Term Loan, 3.31%, Maturing January 4, 2014	384,532
	66	Term Loan, 3.60%, Maturing January 4, 2014	45,175
EPD Holdings (Goodyear Engineering Products)
	40	Term Loan, 2.58%, Maturing July 13, 2014	26,844
	279	Term Loan, 2.58%, Maturing July 13, 2014	187,430
	425	Term Loan - Second Lien, 6.07%, Maturing July 13, 2015	111,563
FR Brand Acquisition Corp.
	489	Term Loan, 2.66%, Maturing February 7, 2014	431,322
Generac Acquisition Corp.
	678	Term Loan, 2.82%, Maturing November 7, 2013	484,165
	500	Term Loan - Second Lien, 6.32%, Maturing April 7, 2014	197,262
Gleason Corp.
	84	Term Loan, 2.69%, Maturing June 30, 2013	78,029
	306	Term Loan, 2.69%, Maturing June 30, 2013	284,639
Jason, Inc.
	266	Term Loan, 5.35%, Maturing April 30, 2010	139,482
John Maneely Co.
	1,404	Term Loan, 4.05%, Maturing December 8, 2013	1,103,754
LN Acquisitions Corp.
	127	Term Loan, 2.82%, Maturing July 11, 2014	114,853
	338	Term Loan, 2.82%, Maturing July 11, 2014	306,275
Polypore, Inc.
	1,597	Term Loan, 2.59%, Maturing July 3, 2014	1,472,829
Sequa Corp.
	397	Term Loan, 4.06%, Maturing November 30, 2014	313,104
TFS Acquisition Corp.
	1,094	Term Loan, 5.10%, Maturing August 11, 2013	506,004

			$6,559,937

Insurance — 2.9%

AmWINS Group, Inc.
	500	Term Loan - Second Lien, 6.11%, Maturing June 8, 2014	$190,000
Applied Systems, Inc.
	661	Term Loan, 2.81%, Maturing September 26, 2013	611,641
CCC Information Services Group, Inc.
	307	Term Loan, 2.57%, Maturing February 10, 2013	291,098
Conseco, Inc.
	1,851	Term Loan, 6.50%, Maturing October 10, 2013	1,240,006
Crawford & Company
	649	Term Loan, 3.10%, Maturing October 31, 2013	558,155
Crump Group, Inc.
	459	Term Loan, 3.31%, Maturing August 4, 2014	366,930
Getty Images, Inc.
	994	Term Loan, 6.25%, Maturing July 2, 2015	988,858
Hub International Holdings, Inc.
	183	Term Loan, 2.81%, Maturing June 13, 2014	161,697
	814	Term Loan, 2.81%, Maturing June 13, 2014	719,390
U.S.I. Holdings Corp.
	931	Term Loan, 3.35%, Maturing May 4, 2014	698,250

			$5,826,025

Leisure Goods / Activities / Movies — 8.3%

24 Hour Fitness Worldwide, Inc.
	871	Term Loan, 3.25%, Maturing June 8, 2012	$687,893
AMC Entertainment, Inc.
	1,962	Term Loan, 1.81%, Maturing January 26, 2013	1,815,235
AMF Bowling Worldwide, Inc.
	500	Term Loan - Second Lien, 6.57%, Maturing December 8, 2013	137,500
Bombardier Recreational Products
	980	Term Loan, 4.75%, Maturing June 28, 2013	710,317
Carmike Cinemas, Inc.
	467	Term Loan, 4.10%, Maturing May 19, 2012	428,988
	360	Term Loan, 5.19%, Maturing May 19, 2012	330,883
Cedar Fair, L.P.
	828	Term Loan, 2.31%, Maturing August 30, 2012	778,176
Cinemark, Inc.
	1,945	Term Loan, 2.24%, Maturing October 5, 2013	1,843,930
Deluxe Entertainment Services
	618	Term Loan, 2.68%, Maturing January 28, 2011	506,599
	35	Term Loan, 2.85%, Maturing January 28, 2011	29,055
	63	Term Loan, 2.85%, Maturing January 28, 2011	51,259
Easton-Bell Sports, Inc.
	756	Term Loan, 2.85%, Maturing March 16, 2012	695,328
Mega Blocks, Inc.
	818	Term Loan, 9.75%, Maturing July 26, 2012	310,888
Metro-Goldwyn-Mayer Holdings, Inc.
	2,250	Term Loan, 3.56%, Maturing April 8, 2012	1,254,540

See notes to financial statements

Eaton Vance Senior Income Trust as of June 30, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount*
(000’s omitted)		Borrower/Tranche Description	Value

Leisure Goods / Activities / Movies (continued)

National CineMedia, LLC
	1,900	Term Loan, 2.38%, Maturing February 13, 2015	$1,755,600
Regal Cinemas Corp.
	2,140	Term Loan, 4.35%, Maturing November 10, 2010	2,090,024
Revolution Studios Distribution Co., LLC
	551	Term Loan, 4.06%, Maturing December 21, 2014	482,057
	450	Term Loan - Second Lien, 7.31%, Maturing June 21, 2015	202,500
Six Flags Theme Parks, Inc.
	675	Term Loan, 3.37%, Maturing April 30, 2015	638,653
Southwest Sports Group, LLC
	600	Term Loan, 5.75%, Maturing December 22, 2010	525,000
Universal City Development Partners, Ltd.
	935	Term Loan, 6.00%, Maturing June 9, 2011	921,857
Zuffa, LLC
	492	Term Loan, 2.38%, Maturing June 20, 2016	424,749

			$16,621,031

Lodging and Casinos — 3.3%

Ameristar Casinos, Inc.
	579	Term Loan, 3.76%, Maturing November 10, 2012	$559,217
Green Valley Ranch Gaming, LLC
	259	Term Loan, 3.46%, Maturing February 16, 2014	157,282
Harrah’s Operating Co.
	1,735	Term Loan, 3.89%, Maturing January 28, 2015	1,280,809
Herbst Gaming, Inc.
	463	Term Loan, 0.00%, Maturing December 2, 2011(2)	219,718
	532	Term Loan, 0.00%, Maturing December 2, 2011(2)	252,879
LodgeNet Entertainment Corp.
	883	Term Loan, 2.67%, Maturing April 4, 2014	747,387
New World Gaming Partners, Ltd.
	108	Term Loan, 3.71%, Maturing June 30, 2014	68,440
	534	Term Loan, 3.71%, Maturing June 30, 2014	337,910
Penn National Gaming, Inc.
	406	Term Loan, 2.10%, Maturing October 3, 2012	391,229
Venetian Casino Resort/Las Vegas Sands, Inc.
	455	Term Loan, 2.06%, Maturing May 14, 2014	323,192
	1,803	Term Loan, 2.06%, Maturing May 23, 2014	1,279,709
VML US Finance, LLC
	241	Term Loan, 2.85%, Maturing May 25, 2012	207,271
	482	Term Loan, 2.85%, Maturing May 25, 2013	414,541
Wimar OpCo, LLC
	1,343	Term Loan, 0.00%, Maturing January 3, 2012(2)	380,135

			$6,619,719

Nonferrous Metals / Minerals — 1.4%

Alpha Natural Resources, LLC
	443	Term Loan, 2.13%, Maturing October 26, 2012	$438,508
Euramax International, Inc.
	314	Term Loan, 8.75%, Maturing June 28, 2012(3)	97,364
	167	Term Loan - Second Lien, 0.00%, Maturing June 28, 2013(2)	9,997
	336	Term Loan - Second Lien, 0.00%, Maturing June 28, 2013(2)	20,153
Murray Energy Corp.
	686	Term Loan, 6.94%, Maturing January 28, 2010	651,849
Noranda Aluminum Acquisition
	184	Term Loan, 2.32%, Maturing May 18, 2014	127,749
Novelis, Inc.
	329	Term Loan, 2.31%, Maturing June 28, 2014	289,027
	724	Term Loan, 2.44%, Maturing June 28, 2014	635,871
Oxbow Carbon and Mineral Holdings
	58	Term Loan, 2.31%, Maturing May 8, 2014	52,635
	607	Term Loan, 2.43%, Maturing May 8, 2014	551,925

			$2,875,078

Oil and Gas — 1.9%

Atlas Pipeline Partners, L.P.
	537	Term Loan, 6.76%, Maturing July 20, 2014	$511,020
Big West Oil, LLC
	175	Term Loan, 4.50%, Maturing May 1, 2014	142,917
	220	Term Loan, 4.50%, Maturing May 1, 2014	179,667
Dresser, Inc.
	485	Term Loan, 3.10%, Maturing May 4, 2014	441,127
	700	Term Loan, 6.07%, Maturing May 4, 2015	497,437
Enterprise GP Holdings, L.P.
	594	Term Loan, 3.06%, Maturing October 31, 2014	576,180
Hercules Offshore, Inc.
	368	Term Loan, 2.96%, Maturing July 6, 2013	326,067
Targa Resources, Inc.
	840	Term Loan, 2.31%, Maturing October 31, 2012	809,248
	396	Term Loan, 2.60%, Maturing October 31, 2012	381,016

			$3,864,679

Publishing — 8.3%

American Media Operations, Inc.
	2,960	Term Loan, 10.00%, Maturing January 31, 2013(3)	$1,983,193
Aster Zweite Beteiligungs GmbH
EUR	236	Term Loan, 3.94%, Maturing September 27, 2013	215,349
	500	Term Loan, 4.01%, Maturing September 27, 2013	325,000

See notes to financial statements

Eaton Vance Senior Income Trust as of June 30, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount*
(000’s omitted)		Borrower/Tranche Description	Value

Publishing (continued)

CanWest MediaWorks, Ltd.
	418	Term Loan, 4.75%, Maturing July 10, 2014	$229,659
Dex Media West, LLC
	1,326	Term Loan, 7.00%, Maturing October 24, 2014	1,100,860
European Directories, S.A.
EUR	500	Term Loan, 4.78%, Maturing September 4, 2014	466,447
GateHouse Media Operating, Inc.
	725	Term Loan, 2.31%, Maturing August 28, 2014	178,834
	325	Term Loan, 2.33%, Maturing August 28, 2014	80,167
	350	Term Loan, 2.58%, Maturing August 28, 2014	86,334
Idearc, Inc.
	3,783	Term Loan, 0.00%, Maturing November 17, 2014(2)	1,633,643
Laureate Education, Inc.
	246	Term Loan, 4.34%, Maturing August 17, 2014	213,688
	1,646	Term Loan, 4.34%, Maturing August 17, 2014	1,427,833
Local Insight Regatta Holdings, Inc.
	817	Term Loan, 7.75%, Maturing April 23, 2015	470,057
MediaNews Group, Inc.
	379	Term Loan, 6.81%, Maturing August 2, 2013	78,231
Mediannuaire Holding
EUR	500	Term Loan, 5.21%, Maturing April 10, 2016	225,157
Merrill Communications, LLC
	669	Term Loan, 3.35%, Maturing August 9, 2009	478,026
Nebraska Book Co., Inc.
	456	Term Loan, 9.25%, Maturing March 4, 2011	443,598
Nelson Education, Ltd.
	246	Term Loan, 3.10%, Maturing July 5, 2014	159,042
Nielsen Finance, LLC
	2,322	Term Loan, 2.32%, Maturing August 9, 2013	2,095,774
Philadelphia Newspapers, LLC
	378	Term Loan, 0.00%, Maturing June 29, 2013(2)	88,746
R.H. Donnelley Corp.
	210	Term Loan, 6.75%, Maturing June 30, 2010	165,877
Reader’s Digest Association, Inc. (The)
	2,733	Term Loan, 2.64%, Maturing March 2, 2014	1,192,061
SGS International, Inc.
	362	Term Loan, 2.92%, Maturing December 30, 2011	325,837
Source Media, Inc.
	548	Term Loan, 5.31%, Maturing November 8, 2011	314,993
Tribune Co.
	790	Term Loan, 0.00%, Maturing August 17, 2009(2)	270,340
	497	Term Loan, 0.00%, Maturing May 17, 2014(2)	152,511
	1,083	Term Loan, 0.00%, Maturing May 17, 2014(2)	371,214
Xsys, Inc.
EUR	264	Term Loan, 3.94%, Maturing September 27, 2013	240,577
	605	Term Loan, 4.01%, Maturing September 27, 2013	393,330
	618	Term Loan, 4.01%, Maturing September 27, 2014	401,757
Yell Group, PLC
	1,400	Term Loan, 3.31%, Maturing February 10, 2013	852,834

			$16,660,969

Radio and Television — 5.9%

Block Communications, Inc.
	434	Term Loan, 2.60%, Maturing December 22, 2011	$377,797
CMP KC, LLC
	479	Term Loan, 4.38%, Maturing May 5, 2013(4)	137,572
CMP Susquehanna Corp.
	902	Term Loan, 2.34%, Maturing May 5, 2013	466,529
Discovery Communications, Inc.
	998	Term Loan, 5.25%, Maturing May 14, 2014	987,525
Emmis Operating Co.
	416	Term Loan, 2.60%, Maturing November 2, 2013	287,514
Gray Television, Inc.
	596	Term Loan, 3.82%, Maturing January 19, 2015	370,787
HIT Entertainment, Inc.
	586	Term Loan, 3.26%, Maturing March 20, 2012	431,900
Intelsat Corp.
	1,096	Term Loan, 2.82%, Maturing January 3, 2014	1,003,140
	1,096	Term Loan, 2.82%, Maturing January 3, 2014	1,003,140
	1,097	Term Loan, 2.82%, Maturing January 3, 2014	1,003,445
Ion Media Networks, Inc.
	1,350	Term Loan, 0.00%, Maturing January 15, 2012(2)	381,375
NEP II, Inc.
	318	Term Loan, 2.56%, Maturing February 16, 2014	280,355
Nexstar Broadcasting, Inc.
	943	Term Loan, 2.35%, Maturing October 1, 2012	705,263
	892	Term Loan, 2.79%, Maturing October 1, 2012	667,008
NextMedia Operating, Inc.
	36	Term Loan, 8.25%, Maturing November 15, 2012	24,276
	81	Term Loan, 8.25%, Maturing November 15, 2012	54,620
Raycom TV Broadcasting, LLC
	775	Term Loan, 1.88%, Maturing June 25, 2014	581,250
SFX Entertainment
	561	Term Loan, 3.73%, Maturing June 21, 2013	512,939
Sirius Satellite Radio, Inc.
	246	Term Loan, 2.56%, Maturing December 19, 2012	212,261
Spanish Broadcasting System, Inc.
	965	Term Loan, 2.35%, Maturing June 10, 2012	557,135

See notes to financial statements

Eaton Vance Senior Income Trust as of June 30, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount*
(000’s omitted)		Borrower/Tranche Description	Value

Radio and Television (continued)

Univision Communications, Inc.
	1,700	Term Loan, 2.56%, Maturing September 29, 2014	$1,275,607
Young Broadcasting, Inc.
	860	Term Loan, 0.00%, Maturing November 3, 2012(2)	422,658

			$11,744,096

Rail Industries — 0.4%

Kansas City Southern Railway Co.
	992	Term Loan, 2.54%, Maturing April 26, 2013	$880,212

			$880,212

Retailers (Except Food and Drug) — 4.1%

American Achievement Corp.
	106	Term Loan, 6.26%, Maturing March 25, 2011	$90,791
Amscan Holdings, Inc.
	293	Term Loan, 2.91%, Maturing May 25, 2013	258,060
Cumberland Farms, Inc.
	823	Term Loan, 2.45%, Maturing September 29, 2013	749,181
Harbor Freight Tools USA, Inc.
	919	Term Loan, 9.75%, Maturing July 15, 2010	845,735
Josten’s Corp.
	880	Term Loan, 2.64%, Maturing October 4, 2011	856,169
Mapco Express, Inc.
	181	Term Loan, 5.75%, Maturing April 28, 2011	150,459
Orbitz Worldwide, Inc.
	1,606	Term Loan, 3.52%, Maturing July 25, 2014	1,077,902
Oriental Trading Co., Inc.
	845	Term Loan, 9.75%, Maturing July 31, 2013	532,600
	700	Term Loan - Second Lien, 6.31%, Maturing January 31, 2013	201,250
Rent-A-Center, Inc.
	473	Term Loan, 2.07%, Maturing November 15, 2012	453,660
Rover Acquisition Corp.
	1,121	Term Loan, 2.85%, Maturing October 26, 2013	1,053,575
Savers, Inc.
	178	Term Loan, 3.07%, Maturing August 11, 2012	163,919
	195	Term Loan, 3.07%, Maturing August 11, 2012	179,340
Yankee Candle Company, Inc. (The)
	1,734	Term Loan, 2.31%, Maturing February 6, 2014	1,557,264

			$8,169,905

Steel — 0.6%

Algoma Acquisition Corp.
	1,167	Term Loan, 2.81%, Maturing June 20, 2013	$933,841
Niagara Corp.
	539	Term Loan, 7.25%, Maturing June 29, 2014	300,493

			$1,234,334

Surface Transport — 0.8%

Gainey Corp.
	400	Term Loan, 0.00%, Maturing April 20, 2012(2)	$50,499
Oshkosh Truck Corp.
	868	Term Loan, 7.34%, Maturing December 6, 2013	799,554
Swift Transportation Co., Inc.
	1,000	Term Loan, 3.63%, Maturing May 10, 2014	746,963

			$1,597,016

Telecommunications — 5.0%

Alaska Communications Systems Holdings, Inc.
	528	Term Loan, 2.35%, Maturing February 1, 2012	$494,210
Asurion Corp.
	775	Term Loan, 3.60%, Maturing July 13, 2012	728,661
	500	Term Loan - Second Lien, 6.82%, Maturing January 13, 2013	435,834
Centennial Cellular Operating Co., LLC
	1,833	Term Loan, 2.60%, Maturing February 9, 2011	1,824,568
CommScope, Inc.
	1,013	Term Loan, 3.10%, Maturing November 19, 2014	970,867
Crown Castle Operating Co.
	499	Term Loan, 1.81%, Maturing January 9, 2014	464,593
FairPoint Communications, Inc.
	1,729	Term Loan, 5.00%, Maturing March 31, 2015	1,300,801
Intelsat Subsidiary Holding Co.
	512	Term Loan, 2.82%, Maturing July 3, 2013	479,517
Macquarie UK Broadcast Ventures, Ltd.
GBP	414	Term Loan, 2.66%, Maturing December 26, 2014	548,261
NTelos, Inc.
	1,088	Term Loan, 2.56%, Maturing August 24, 2011	1,064,461
Palm, Inc.
	418	Term Loan, 3.81%, Maturing April 24, 2014	311,084
Stratos Global Corp.
	535	Term Loan, 3.10%, Maturing February 13, 2012	513,360
Trilogy International Partners
	475	Term Loan, 4.10%, Maturing June 29, 2012	323,000

See notes to financial statements

Eaton Vance Senior Income Trust as of June 30, 2009

PORTFOLIO OF INVESTMENTS CONT’D

	Principal
	Amount*
	(000’s omitted)	Borrower/Tranche Description	Value

Telecommunications (continued)

Windstream Corp.
	638	Term Loan, 1.93%, Maturing July 17, 2013	$603,418

			$10,062,635

Utilities — 2.7%

AEI Finance Holding, LLC
	145	Term Loan, 3.31%, Maturing March 30, 2012	$116,747
	1,010	Term Loan, 3.60%, Maturing March 30, 2014	813,361
Astoria Generating Co.
	625	Term Loan - Second Lien, 4.07%, Maturing August 23, 2013	550,000
Calpine Corp.
	1,000	DIP Loan, Maturing March 29, 2014(6)	887,778
Covanta Energy Corp.
	305	Term Loan, 1.68%, Maturing February 9, 2014	286,845
	606	Term Loan, 1.86%, Maturing February 9, 2014	569,545
NRG Energy, Inc.
	244	Term Loan, 2.02%, Maturing June 1, 2014	230,629
	133	Term Loan, 2.35%, Maturing June 1, 2014	125,780
Pike Electric, Inc.
	90	Term Loan, 1.88%, Maturing July 1, 2012	79,686
	153	Term Loan, 1.88%, Maturing December 10, 2012	136,078
TXU Texas Competitive Electric Holdings Co., LLC
	437	Term Loan, 3.82%, Maturing October 10, 2014	313,456
	1,809	Term Loan, 3.82%, Maturing October 10, 2014	1,296,783

			$5,406,688

Total Senior Floating-Rate Interests
(identified cost $348,343,571)			$283,201,519

Corporate Bonds & Notes — 9.7%

	Principal
	Amount*
	(000’s omitted)	Security	Value

Aerospace and Defense — 0.0%

Alion Science and Technologies Corp.
	75	10.25%, 2/1/15	$30,375
Hawker Beechcraft Acquisition
	65	9.75%, 4/1/17	27,625
Vought Aircraft Industries, Inc., Sr. Notes
	45	8.00%, 7/15/11	28,350

			$86,350

Air Transport — 0.0%

Continental Airlines
	75	7.033%, 6/15/11	$56,633

			$56,633

Automotive — 0.2%

Allison Transmission, Inc.
	25	11.00%, 11/1/15(7)	$19,875
Altra Industrial Motion, Inc.
	180	9.00%, 12/1/11	174,150
Commercial Vehicle Group, Inc., Sr. Notes
	55	8.00%, 7/1/13	31,625
Tenneco, Inc., Sr. Notes
	25	8.125%, 11/15/15	19,875
United Components, Inc., Sr. Sub. Notes
	65	9.375%, 6/15/13	41,600

			$287,125

Broadcast Radio and Television — 0.1%

LBI Media, Inc., Sr. Disc. Notes
	80	11.00%, 10/15/13	$37,300
Rainbow National Services, LLC, Sr. Sub. Notes.
	80	10.375%, 9/1/14(7)	83,300
Warner Music Group, Sr. Sub. Notes
	35	7.375%, 4/15/14	29,793
XM Satellite Radio Holdings, Inc., Sr. Notes
	110	13.00%, 8/1/13(7)	90,063

			$240,456

Brokers, Dealers and Investment Houses — 0.0%

Nuveen Investments, Inc., Sr. Notes
	60	10.50%, 11/15/15(7)	$41,700

			$41,700

Building and Development — 0.5%

Grohe Holding GMBH, Variable Rate
EUR	1,000	4.31%, 1/15/14	$953,937
Interface, Inc., Sr. Sub. Notes
	20	9.50%, 2/1/14	18,500
Panolam Industries International, Sr. Sub. Notes
	220	10.75%, 10/1/13(2)	12,100

See notes to financial statements

Eaton Vance Senior Income Trust as of June 30, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount*
(000’s omitted)	Security	Value

Building and Development (continued)

Texas Industries Inc., Sr. Notes
65	7.25%, 7/15/13(7)	$59,150

		$1,043,687

Business Equipment and Services — 0.8%

Affinion Group, Inc.
55	10.125%, 10/15/13	$51,150
110	11.50%, 10/15/15	94,600
Ceridian Corp., Sr. Notes
140	11.25%, 11/15/15	117,775
Education Management, LLC, Sr. Notes
210	8.75%, 6/1/14	204,750
Education Management, LLC, Sr. Sub. Notes
310	10.25%, 6/1/16	304,575
MediMedia USA, Inc., Sr. Sub. Notes
90	11.375%, 11/15/14(7)	54,450
Muzak, LLC/Muzak Finance, Sr. Notes
20	10.00%, 2/15/09(8)	8,500
Rental Service Corp.
145	9.50%, 12/1/14	117,087
SunGard Data Systems, Inc., Sr. Notes
400	10.625%, 5/15/15(7)	394,000
Ticketmaster, Sr. Notes
105	10.75%, 7/28/16(7)	93,975
West Corp.
200	9.50%, 10/15/14	176,000

		$1,616,862

Cable and Satellite Television — 0.2%

CCO Holdings, LLC/CCO Capital Corp., Sr. Notes
85	8.75%, 11/15/13(2)	$81,175
Charter Communications Holdings, Sr. Notes
10	8.375%, 4/30/14(2)(7)	9,625
Charter Communications, Inc., Sr. Notes
100	10.875%, 9/15/14(2)(7)	104,000
Kabel Deutschland GmbH
135	10.625%, 7/1/14	139,894
MCC IOWA, LLC
65	8.50%, 10/15/15	58,825
National Cable PLC
20	8.75%, 4/15/14	19,600

		$413,119

Chemicals and Plastics — 0.1%

INEOS Group Holdings PLC, Sr. Sub. Notes
180	8.50%, 2/15/16(7)	$56,700
Nova Chemicals Corp., Sr. Notes, Variable Rate
105	4.538%, 11/15/13	87,413
Reichhold Industries, Inc., Sr. Notes
240	9.00%, 8/15/14(7)	85,200
Wellman Holdings, Inc., Sr. Sub. Notes
175	5.00%, 1/29/19(4)	51,100

		$280,413

Clothing / Textiles — 0.3%

Levi Strauss & Co., Sr. Notes
275	9.75%, 1/15/15	$271,562
40	8.875%, 4/1/16	38,900
Perry Ellis International, Inc., Sr. Sub. Notes
255	8.875%, 9/15/13	209,100
Phillips Van Heusen, Sr. Notes
65	8.125%, 5/1/13	64,188

		$583,750

Conglomerates — 0.1%

RBS Global & Rexnord Corp.
87	9.50%, 8/1/14(7)	$74,820
90	11.75%, 8/1/16	66,825

		$141,645

Containers and Glass Products — 0.4%

Berry Plastics Corp., Sr. Notes, Variable Rate
500	5.881%, 2/15/15	$443,750
Intertape Polymer US, Inc., Sr. Sub. Notes
175	8.50%, 8/1/14	78,094
Pliant Corp.
230	11.625%, 7/9/09(2)(3)	154,639
Smurfit-Stone Container Enterprises, Inc., Sr. Notes
155	8.00%, 3/15/17(2)	58,125
Stone Container Corp., Sr. Notes
20	8.375%, 7/1/12(2)	7,750

		$742,358

See notes to financial statements

Eaton Vance Senior Income Trust as of June 30, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount*
(000’s omitted)	Security	Value

Ecological Services and Equipment — 0.1%

Waste Services, Inc., Sr. Sub. Notes
245	9.50%, 4/15/14	$232,138

		$232,138

Electronics / Electrical — 0.3%

Advanced Micro Devices, Inc., Sr. Notes
110	7.75%, 11/1/12	$73,425
Amkor Technologies, Inc., Sr. Notes
30	7.75%, 5/15/13	27,637
95	9.25%, 6/1/16	88,469
Avago Technologies Finance
95	10.125%, 12/1/13	97,375
115	11.875%, 12/1/15	115,287
NXP BV/NXP Funding, LLC, Variable Rate
425	3.881%, 10/15/13	171,594

		$573,787

Equipment Leasing — 0.1%

Hertz Corp.
105	8.875%, 1/1/14	$97,125
70	10.50%, 1/1/16	62,650

		$159,775

Financial Intermediaries — 0.1%

Ford Motor Credit Co., Sr. Notes
160	8.00%, 12/15/16	$122,482

		$122,482

Food Products — 0.1%

ASG Consolidated, LLC/ASG Finance, Inc., Sr. Disc. Notes
290	11.50%, 11/1/11	$266,800

		$266,800

Food Service — 0.2%

Aramark Services, Inc.
30	8.50%, 2/1/15	$29,250
El Pollo Loco, Inc.
195	11.75%, 11/15/13	156,975
NPC International, Inc., Sr. Sub. Notes
175	9.50%, 5/1/14	160,125

		$346,350

Food / Drug Retailers — 0.2%

General Nutrition Center, Sr. Notes, Variable Rate
365	6.404%, 3/15/14(3)	$293,825
General Nutrition Center, Sr. Sub. Notes
210	10.75%, 3/15/15	179,550

		$473,375

Forest Products — 0.1%

Jefferson Smurfit Corp., Sr. Notes
50	8.25%, 10/1/12(2)	$19,000
40	7.50%, 6/1/13(2)	15,100
NewPage Corp.
285	10.00%, 5/1/12	138,225
85	12.00%, 5/1/13	24,225
NewPage Corp., Variable Rate
80	7.278%, 5/1/12	39,600
Verso Paper Holdings, LLC/Verso Paper, Inc.
120	11.375%, 8/1/16	34,200

		$270,350

Healthcare — 0.9%

Accellent, Inc.
150	10.50%, 12/1/13	$127,875
AMR HoldCo, Inc./EmCare HoldCo, Inc., Sr. Sub. Notes
170	10.00%, 2/15/15	173,400
Biomet, Inc.
335	11.625%, 10/15/17	329,975
DJO Finance, LLC/DJO Finance Corp.
95	10.875%, 11/15/14	83,600
HCA, Inc.
35	9.125%, 11/15/14	34,738
65	9.25%, 11/15/16	64,187
MultiPlan, Inc., Sr. Sub. Notes
260	10.375%, 4/15/16(7)	251,550
National Mentor Holdings, Inc.
155	11.25%, 7/1/14	134,850
Res-Care, Inc., Sr. Notes
105	7.75%, 10/15/13	98,700
US Oncology, Inc.
145	9.00%, 8/15/12	148,987
290	10.75%, 8/15/14	288,550

		$1,736,412

See notes to financial statements

Eaton Vance Senior Income Trust as of June 30, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount*
(000’s omitted)	Security	Value

Home Furnishings — 0.0%

Interline Brands, Inc., Sr. Sub. Notes
60	8.125%, 6/15/14	$59,400

		$59,400

Industrial Equipment — 0.1%

Chart Industries, Inc., Sr. Sub. Notes
105	9.125%, 10/15/15	$98,175
ESCO Corp., Sr. Notes
80	8.625%, 12/15/13(7)	69,600
ESCO Corp., Sr. Notes, Variable Rate
80	5.195%, 12/15/13(7)	62,900

		$230,675

Insurance — 0.1%

Alliant Holdings I, Inc.
55	11.00%, 5/1/15(7)	$46,544
Hub International Holdings, Inc.
70	9.00%, 12/15/14(7)	57,487
U.S.I. Holdings Corp., Sr. Notes, Variable Rate
50	4.758%, 11/15/14(7)	32,750

		$136,781

Leisure Goods / Activities / Movies — 0.5%

AMC Entertainment, Inc.
350	11.00%, 2/1/16	$340,375
Bombardier, Inc.
70	8.00%, 11/15/14(7)	66,237
HRP Myrtle Beach Operations, LLC/HRP Myrtle Beach Capital Corp., Variable Rate
195	0.00%, 4/1/12(2)(7)	2,925
Marquee Holdings, Inc., Sr. Disc. Notes
365	9.505%, 8/15/14	282,875
Royal Caribbean Cruises, Sr. Notes
50	7.00%, 6/15/13	43,938
20	6.875%, 12/1/13	16,800
10	7.25%, 6/15/16	7,950
20	7.25%, 3/15/18	15,900
Universal City Development Partners, Sr. Notes
145	11.75%, 4/1/10	138,475

		$915,475

Lodging and Casinos — 0.9%

Buffalo Thunder Development Authority
265	9.375%, 12/15/14(2)(7)	$38,425
CCM Merger, Inc.
180	8.00%, 8/1/13(7)	125,100
Chukchansi EDA, Sr. Notes, Variable Rate
150	4.913%, 11/15/12(7)	98,250
Eldorado Casino Shreveport
44	10.00%, 8/1/12(3)	36,478
Fontainebleau Las Vegas Casino, LLC
255	10.25%, 6/15/15(2)(7)	10,837
Greektown Holdings, LLC, Sr. Notes
60	10.75%, 12/1/13(2)(7)	4,050
Host Hotels and Resorts, LP, Sr. Notes
130	6.75%, 6/1/16	113,425
Indianapolis Downs, LLC & Capital Corp., Sr. Notes
75	11.00%, 11/1/12(7)	58,500
Inn of the Mountain Gods, Sr. Notes
270	12.00%, 11/15/10(2)	109,350
Majestic HoldCo, LLC
75	12.50%, 10/15/11(2)(7)	938
MGM Mirage, Inc.
10	7.50%, 6/1/16	6,537
Mohegan Tribal Gaming Authority, Sr. Sub. Notes
85	8.00%, 4/1/12	65,025
120	7.125%, 8/15/14	82,200
115	6.875%, 2/15/15	75,325
OED Corp./Diamond Jo, LLC
203	8.75%, 4/15/12	182,700
Park Place Entertainment
190	7.875%, 3/15/10	174,800
Pinnacle Entertainment, Inc., Sr. Sub. Notes
10	8.25%, 3/15/12	10,000
75	7.50%, 6/15/15	64,500
Pokagon Gaming Authority, Sr. Notes
56	10.375%, 6/15/14(7)	55,160
San Pasqual Casino
55	8.00%, 9/15/13(7)	44,825
Seminole Hard Rock Entertainment, Variable Rate
95	3.129%, 3/15/14(7)	66,025
Tunica-Biloxi Gaming Authority, Sr. Notes
165	9.00%, 11/15/15(7)	146,025
Waterford Gaming, LLC, Sr. Notes
154	8.625%, 9/15/14(7)	119,538
Wynn Las Vegas, LLC
220	6.625%, 12/1/14	194,700

		$1,882,713

See notes to financial statements

Eaton Vance Senior Income Trust as of June 30, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount*
(000’s omitted)	Security	Value

Nonferrous Metals / Minerals — 0.2%

FMG Finance PTY, Ltd.
355	10.625%, 9/1/16(7)	$342,575

		$342,575

Oil and Gas — 0.8%

Allis-Chalmers Energy, Inc., Sr. Notes
180	9.00%, 1/15/14	$128,700
Clayton Williams Energy, Inc.
95	7.75%, 8/1/13	69,350
Compton Pet Finance Corp.
195	7.625%, 12/1/13	109,200
Denbury Resources, Inc., Sr. Sub. Notes
30	7.50%, 12/15/15	28,650
El Paso Corp., Sr. Notes
130	9.625%, 5/15/12	131,561
Encore Acquisition Co., Sr. Sub. Notes
85	7.25%, 12/1/17	73,313
Forbes Energy Services, Sr. Notes
165	11.00%, 2/15/15	122,925
OPTI Canada, Inc., Sr. Notes
50	7.875%, 12/15/14	32,625
100	8.25%, 12/15/14	66,500
Parker Drilling Co., Sr. Notes
85	9.625%, 10/1/13	79,050
Petrohawk Energy Corp., Sr. Notes
225	9.125%, 7/15/13	225,000
Petroleum Development Corp., Sr. Notes
65	12.00%, 2/15/18	54,925
Petroplus Finance, Ltd.
155	7.00%, 5/1/17(7)	129,425
Quicksilver Resources, Inc.
155	7.125%, 4/1/16	121,675
Sandridge Energy, Inc., Sr. Notes
120	8.00%, 6/1/18(7)	103,200
SemGroup, L.P., Sr. Notes
290	8.75%, 11/15/15(2)(7)	13,050
SESI, LLC, Sr. Notes
30	6.875%, 6/1/14	27,375
Stewart & Stevenson, LLC, Sr. Notes
185	10.00%, 7/15/14	156,325

		$1,672,849

Publishing — 0.4%

Dex Media West/Finance, Series B
97	9.875%, 8/15/13(2)	$15,035
Harland Clarke Holdings
20	9.50%, 5/15/15	15,550
Laureate Education, Inc.
45	10.00%, 8/15/15(7)	38,025
515	10.25%, 8/15/15(3)(7)	370,525
Local Insight Regatta Holdings, Inc.
50	11.00%, 12/1/17	13,500
Nielsen Finance, LLC
265	10.00%, 8/1/14	252,081
40	12.50% (0.00% until 2011), 8/1/16	25,900
Reader’s Digest Association, Inc. (The), Sr. Sub. Notes
245	9.00%, 2/15/17	12,250

		$742,866

Rail Industries — 0.2%

American Railcar Industry, Sr. Notes
100	7.50%, 3/1/14	$87,750
Kansas City Southern Mexico, Sr. Notes
155	7.625%, 12/1/13	134,075
100	7.375%, 6/1/14	84,500
105	8.00%, 6/1/15	98,175

		$404,500

Retailers (Except Food and Drug) — 0.6%

Amscan Holdings, Inc., Sr. Sub. Notes
220	8.75%, 5/1/14	$187,000
Neiman Marcus Group, Inc.
389	9.00%, 10/15/15	231,611
510	10.375%, 10/15/15	300,900
Sally Holdings, LLC
5	9.25%, 11/15/14	5,000
Sally Holdings, LLC, Sr. Notes
245	10.50%, 11/15/16	243,775
Yankee Acquisition Corp., Series B
295	8.50%, 2/15/15	250,012

		$1,218,298

Steel — 0.1%

RathGibson, Inc., Sr. Notes
240	11.25%, 2/15/14(2)	$87,600
Steel Dynamics, Inc., Sr. Notes
30	7.375%, 11/1/12	28,575

		$116,175

See notes to financial statements

Eaton Vance Senior Income Trust as of June 30, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount*
(000’s omitted)	Security	Value

Surface Transport — 0.0%

CEVA Group, PLC, Sr. Notes
110	10.00%, 9/1/14(7)	$75,350

		$75,350

Telecommunications — 0.8%

Digicel Group, Ltd., Sr. Notes
255	9.25%, 9/1/12(7)	$248,625
367	9.125%, 1/15/15(7)	306,445
Intelsat Bermuda, Ltd.
385	11.25%, 6/15/16	394,625
Qwest Corp., Sr. Notes, Variable Rate
475	3.879%, 6/15/13	426,906
Windstream Corp., Sr. Notes
105	8.125%, 8/1/13	102,113
30	8.625%, 8/1/16	28,875

		$1,507,589

Utilities — 0.2%

AES Corp., Sr. Notes
8	8.75%, 5/15/13(7)	$8,160
Edison Mission Energy, Sr. Notes
15	7.50%, 6/15/13	13,500
NGC Corp.
205	7.625%, 10/15/26	128,125
NRG Energy, Inc.
85	7.25%, 2/1/14	82,662
190	7.375%, 1/15/17	179,550
Reliant Energy, Inc., Sr. Notes
10	7.625%, 6/15/14	9,200

		$421,197

Total Corporate Bonds & Notes
(identified cost $25,327,108)		$19,442,010

Asset-Backed Securities — 0.2%

Principal
Amount
(000’s omitted)	Security	Value

$365	Alzette European CLO SA, Series 2004-1A, Class E2, 7.82%, 12/15/20(9)	$29,163
343	Avalon Capital Ltd. 3, Series 1A, Class D, 2.611%, 2/24/19(7)(9)	13,720
454	Babson Ltd., Series 2005-1A, Class C1, 3.081%, 4/15/19(7)(9)	31,750
500	Bryant Park CDO Ltd., Series 2005-1A, Class C, 3.181%, 1/15/19(7)(9)	40,000
500	Carlyle High Yield Partners, Series 2004-6A, Class C, 3.406%, 8/11/16(7)(9)	45,000
436	Centurion CDO 8 Ltd., Series 2005-8A, Class D, 6.129%, 3/8/17(9)	30,489
500	Centurion CDO 9 Ltd., Series 2005-9A, Class D1, 5.863%, 7/17/19(9)	30,000
1,000	Madison Park Funding Ltd., Series 2006-2A, Class D, 5.358%, 3/25/20(7)(9)	60,000
1,000	Schiller Park CLO Ltd., Series 2007-1A, Class D, 2.842%, 4/25/21(7)(9)	100,000

Total Asset-Backed Securities
(identified cost $5,064,513)		$380,122

Common Stocks — 0.0%

Shares	Security	Value

Automotive — 0.0%

10,443	Hayes Lemmerz International(10)	$632

		$632

Chemicals and Plastics — 0.0%

175	Wellman Holdings, Inc.(4)(10)	$43,758

		$43,758

Food Service — 0.0%

12,234	Buffets, Inc.(10)	$14,681

		$14,681

Lodging and Casinos — 0.0%

289	Shreveport Gaming Holdings, Inc.(4)	$3,919

		$3,919

Total Common Stocks
(identified cost $172,923)		$62,990

See notes to financial statements

Eaton Vance Senior Income Trust as of June 30, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Preferred Stocks — 0.0%

Shares	Security	Value

Automotive — 0.0%

35	Hayes Lemmerz International, Series A, Convertible(10)(11)	$38

		$38

Chemicals and Plastics — 0.0%

15	Key Plastics, LLC, Series A(4)(10)(11)	$0

		$0

Telecommunications — 0.0%

1,783	Crown Castle International Corp., Convertible(3)	$85,027

		$85,027

Total Preferred Stocks
(identified cost $99,233)		$85,065

Miscellaneous — 0.0%

Shares	Security	Value

Cable and Satellite Television — 0.0%

261,268	Adelphia Recovery Trust(10)	$6,532
270,000	Adelphia, Inc., Escrow Certificate(10)	6,412

		$12,944

Oil and Gas — 0.0%

55,000	VeraSun Energy Corp., Escrow Certificate(10)	$0

		$0

Total Miscellaneous
(identified cost $252,930)		$12,944

Closed-End Investment Companies — 2.2%

Shares	Security	Value

17,436	BlackRock Floating Rate Income Strategies Fund, Inc.	$190,401
9,908	BlackRock Floating Rate Income Strategies Fund II, Inc.	103,539
8,345	BlackRock Global Floating Rate Income Trust Fund	91,127
1,174	First Trust/Four Corners Senior Floating Rate Income Fund	11,165
200,596	First Trust/Four Corners Senior Floating Rate Income Fund II	1,969,853
296,293	ING Prime Rate Trust	1,229,616
5,140	LMP Corporate Loan Fund, Inc.	42,097
23,301	Nuveen Floating Rate Income Fund	179,185
3,401	Nuveen Floating Rate Income Opportunity Fund	25,814
11,375	Nuveen Senior Income Fund	53,235
55	PIMCO Floating Rate Income Fund	467
647	PIMCO Floating Rate Strategy Fund	4,846
117	Pioneer Floating Rate Trust	1,111
136,255	Van Kampen Senior Income Trust	436,016

Total Closed-End Investment Companies
(identified cost $7,439,831)		$4,338,472

Short-Term Investments — 3.7%

Interest/
Principal
Amount
(000’s omitted)	Description	Value

$3,235	Cash Management Portfolio, 0.00%(12)	$3,234,653
4,179	State Street Bank and Trust Euro Time Deposit, 0.01%, 7/1/09	4,178,579

Total Short-Term Investments
(identified cost $7,413,232)		$7,413,232

Total Investments — 157.3%
(identified cost $394,113,341)		$314,936,354

Less Unfunded Loan Commitments — (0.2)%		$(518,094)

Net Investments — 157.1%
(identified cost $393,595,247)		$314,418,260

Other Assets, Less Liabilities — (2.1)%		$(4,227,551)

Auction Preferred Shares Plus Cumulative Unpaid Dividends — (55.0)%		$(110,008,207)

Net Assets Applicable to Common Shares — 100.0%		$200,182,502

The percentage shown for each investment category in the Portfolio of Investments is based on net assets applicable to common shares.

DIP - Debtor in Possession

EUR - Euro

GBP - British Pound Sterling

*	In U.S. dollars unless otherwise indicated.

(1)	Senior floating-rate interests (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers

See notes to financial statements

Eaton Vance Senior Income Trust as of June 30, 2009

PORTFOLIO OF INVESTMENTS CONT’D

repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will have an expected average life of approximately two to four years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility and includes commitment fees on unfunded loan commitments, if any. Senior Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(2)	Defaulted security. Currently the issuer is in default with respect to interest payments.

(3)	Represents a payment-in-kind security which may pay all or a portion of interest/dividends in additional par/shares.

(4)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.

(5)	Unfunded or partially unfunded loan commitments. The Trust may enter into certain credit agreements all or a portion of which may be unfunded. The Trust is obligated to fund these commitments at the borrower’s discretion.

(6)	This Senior Loan will settle after June 30, 2009, at which time the interest rate will be determined.

(7)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2009, the aggregate value of these securities is $4,450,374 or 2.2% of the Trust’s net assets applicable to common shares.

(8)	Defaulted security.

(9)	Variable rate security. The stated interest rate represents the rate in effect at June 30, 2009.

(10)	Non-income producing security.

(11)	Restricted security (see Note 8).

(12)	Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of June 30, 2009.

See notes to financial statements

Eaton Vance Senior Income Trust as of June 30, 2009

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of June 30, 2009

Assets

Unaffiliated investments, at value (identified cost, $390,360,594)	$311,183,607
Affiliated investment, at value (identified cost, $3,234,653)	3,234,653
Cash	261,859
Foreign currency, at value (identified cost, $61,192)	60,961
Receivable for investments sold	969,580
Interest and dividends receivable	1,994,650
Interest receivable from affiliated investment	57
Receivable for open forward foreign currency exchange contracts	41,789
Receivable for closed swap contracts	1,734
Prepaid expenses	12,172
Miscellaneous receivable	24,382

Total assets	$317,785,444

Liabilities

Notes payable	$3,000,000
Payable for investments purchased	4,064,744
Payable to affiliates:
Investment adviser fee	224,945
Administration fee	61,759
Trustees’ fees	2,809
Accrued expenses	240,478

Total liabilities	$7,594,735

Auction preferred shares (4,400 shares outstanding) at liquidation value plus cumulative unpaid dividends	$110,008,207

Net assets applicable to common shares	$200,182,502

Sources of Net Assets

Common shares, $0.01 par value, unlimited number of shares authorized, 36,540,034 shares issued and outstanding	$365,400
Additional paid-in capital	370,542,510
Accumulated net realized loss	(90,249,865)
Accumulated net investment loss	(1,340,431)
Net unrealized depreciation	(79,135,112)

Net assets applicable to common shares	$200,182,502

Net Asset Value Per Common Share

($200,182,502 ÷ 36,540,034 common shares issued and outstanding)	$5.48

Statement of Operations

For the Year Ended
June 30, 2009

Investment Income

Interest	$23,935,843
Dividends	396,288
Interest income allocated from affiliated investment	37,867
Expenses allocated from affiliated investment	(28,652)

Total investment income	$24,341,346

Expenses

Investment adviser fee	$2,795,261
Administration fee	830,206
Trustees’ fees and expenses	14,006
Custodian fee	196,603
Transfer and dividend disbursing agent fees	32,292
Legal and accounting services	209,346
Printing and postage	97,923
Interest expense and fees	1,848,022
Preferred shares service fee	244,412
Miscellaneous	97,910

Total expenses	$6,365,981

Deduct —
Reduction of custodian fee	$533

Total expense reductions	$533

Net expenses	$6,365,448

Net investment income	$17,975,898

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$(37,965,238)
Swap contracts	1,001
Foreign currency and forward foreign currency exchange contract transactions	4,502,950

Net realized loss	$(33,461,287)

Change in unrealized appreciation (depreciation) —
Investments	$(40,012,950)
Swap contracts	(9,108)
Foreign currency and forward foreign currency exchange contracts	16,052

Net change in unrealized appreciation (depreciation)	$(40,006,006)

Net realized and unrealized loss	$(73,467,293)

Distributions to preferred shareholders

From net investment income	$(1,216,911)

Net decrease in net assets from operations	$(56,708,306)

See notes to financial statements

Eaton Vance Senior Income Trust as of June 30, 2009

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Year Ended
in Net Assets	June 30, 2009	June 30, 2008

From operations —
Net investment income	$17,975,898	$27,044,311
Net realized loss from investment transactions, swap contracts, and foreign currency and forward foreign currency exchange contract transactions	(33,461,287)	(5,337,175)
Net change in unrealized appreciation (depreciation) from investments, swap contracts, foreign currency and forward foreign currency exchange contracts	(40,006,006)	(42,805,489)
Distributions to preferred shareholders —
From net investment income	(1,216,911)	(4,841,699)

Net decrease in net assets from operations	$(56,708,306)	$(25,940,052)

Distributions to common shareholders —
From net investment income	$(16,036,792)	$(22,062,231)
Tax return of capital	(276,506)	—

Total distributions to common shareholders	$(16,313,298)	$(22,062,231)

Capital share transactions —
Reinvestment of distributions to common shareholders	$263,594	$—

Net increase in net assets from capital share transactions	$263,594	$—

Net decrease in net assets	$(72,758,010)	$(48,002,283)

Net Assets Applicable to Common Shares

At beginning of year	$272,940,512	$320,942,795

At end of year	$200,182,502	$272,940,512

Accumulated undistributed net investment income (loss) included in net assets applicable to common shares

At end of year	$(1,340,431)	$852,394

Statement of Cash Flows

Cash Flows From	Year Ended
Operating Activities	June 30, 2009

Net decrease in net assets from operations	$(56,708,306)
Distributions to preferred shareholders	1,216,911

Net decrease in net assets from operations excluding distributions to preferred shareholders	$(55,491,395)
Adjustments to reconcile net decrease in net assets from operations to net cash provided by (used in) operating activities:
Investments purchased	(59,182,317)
Investments sold and principal repayments	154,424,458
Increase in short-term investments, net	(541,389)
Net accretion/amortization of premium (discount)	(980,607)
Decrease in interest and dividends receivable	1,657,495
Decrease in interest receivable from affiliated investment	9,670
Increase in receivable for investments sold	(923,917)
Decrease in receivable for open forward foreign currency exchange contracts	4,873
Decrease in receivable for open swap contracts	9,108
Increase in receivable for closed swap contracts	(1,734)
Decrease in prepaid expenses	18,059
Increase in miscellaneous receivable	(24,382)
Increase in payable for investments purchased	73,872
Decrease in payable to affiliate for investment adviser fee	(114,417)
Decrease in payable to affiliate for administration fee	(38,658)
Increase in payable to affiliate for Trustees’ fees	2,809
Decrease in accrued expenses	(269,685)
Decrease in unfunded loan commitments	(1,449,590)
Net change in unrealized (appreciation) depreciation on investments	40,012,950
Net realized (gain) loss on investments	37,965,238

Net cash provided by operating activities	$115,160,441

Cash Flows From Financing Activities

Cash distributions paid to common shareholders, net of reinvestments	$(16,049,704)
Distributions to preferred shareholders	(1,297,781)
Proceeds from notes payable	3,000,000
Repayment of notes payable	(105,000,000)

Net cash used in financing activities	$(119,347,485)

Net decrease in cash*	$(4,187,044)

Cash at beginning of period(1)	$4,509,864

Cash at end of period(1)	$322,820

Supplemental disclosure of cash flow information

Reinvestment of dividends and distributions to common shareholders (non-cash financing activity not included herein)	$263,594

Cash paid for interest and fees on borrowing	$2,102,611

(1) Balance includes foreign currency, at value.

*	Includes net change in unrealized appreciation (depreciation) on foreign currency of $(522).

See notes to financial statements

Eaton Vance Senior Income Trust as of June 30, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

Selected data for a common share outstanding during the periods stated

	Year Ended June 30,

	2009	2008	2007	2006	2005

Net asset value — Beginning of year (Common shares)	$7.480	$8.800	$8.740	$8.760	$8.780

Income (Loss) From Operations

Net investment income(1)	$0.492	$0.742	$0.801	$0.697	$0.533
Net realized and unrealized gain (loss)	(2.012)	(1.324)	0.060	(0.026)	(0.029)
Distributions to preferred shareholders
From net investment income	(0.033)	(0.133)	(0.154)	(0.122)	(0.068)

Total income (loss) from operations	$(1.553)	$(0.715)	$0.707	$0.549	$0.436

Less Distributions to Common Shareholders

From net investment income	$(0.439)	$(0.605)	$(0.647)	$(0.569)	$(0.456)
Tax return of capital	(0.008)	—	—	—	—

Total distributions to common shareholders	$(0.447)	$(0.605)	$(0.647)	$(0.569)	$(0.456)

Net asset value — End of year (Common shares)	$5.480	$7.480	$8.800	$8.740	$8.760

Market value — End of year (Common shares)	$4.690	$6.620	$8.570	$8.130	$8.040

Total Investment Return on Net Asset Value(2)	(18.99)%	(7.58)%	8.70%	7.02%	5.16%

Total Investment Return on Market Value(2)	(21.66)%	(16.01)%	13.81%	8.46%	(10.42)%

See notes to financial statements

Eaton Vance Senior Income Trust as of June 30, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

Selected data for a common share outstanding during the periods stated

	Year Ended June 30,

	2009	2008	2007	2006	2005

Ratios/Supplemental Data

Net assets applicable to common shares, end of year (000’s omitted)	$200,183	$272,941	$320,943	$318,871	$319,404
Ratios (As a percentage of average daily net assets applicable to common shares):(3)
Expenses before custodian fee reduction excluding interest and fees	2.44%	2.22%	2.21%	2.16%	2.20%
Interest and fee expense	0.99%	1.95%	2.16%	1.76%	1.02%
Total expenses before custodian fee reduction	3.43%	4.17%	4.36%	3.92%	3.22%
Expenses after custodian fee reduction excluding interest and fees	2.44%	2.22%	2.20%	2.16%	2.20%
Net investment income	9.64%	9.47%	9.11%	7.94%	6.06%
Portfolio Turnover	18%	26%	64%	55%	72%

The ratios reported above are based on net assets applicable solely to common shares. The ratios based on net assets, including amounts related to preferred shares, are as follows:
Ratios (As a percentage of average daily net assets applicable to common shares and preferred shares):(3)
Expenses before custodian fee reduction excluding interest and fees	1.54%	1.60%	1.64%	1.61%	1.64%
Interest and fee expense	0.62%	1.41%	1.61%	1.31%	0.76%
Total expenses before custodian reduction	2.16%	3.01%	3.25%	2.92%	2.40%
Expenses after custodian fee reduction excluding interest and fees	1.54%	1.60%	1.64%	1.61%	1.64%
Net investment income	6.06%	6.84%	6.79%	5.91%	4.51%

Senior Securities:
Total notes payable outstanding (in 000’s)	$3,000	$105,000	$110,000	$120,000	$120,000
Asset coverage per $1,000 of notes payable(4)	$104,397	$4,648	$4,918	$4,574	$4,579
Total preferred shares outstanding	4,400	4,400	4,400	4,400	4,400
Asset coverage per preferred share(5)	$69,290	$56,770	$61,489	$59,672	$59,734
Involuntary liquidation preference per preferred share(6)	$25,000	$25,000	$25,000	$25,000	$25,000
Approximate market value per preferred share(6)	$25,000	$25,000	$25,000	$25,000	$25,000

(1)	Computed using average common shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested.

(3)	Ratios do not reflect the effect of dividend payments to preferred shareholders.

(4)	Calculated by subtracting the Trust’s total liabilities (not including the notes payable and preferred shares) from the Trust’s total assets, and dividing the result by the notes payable balance in thousands.

(5)	Calculated by subtracting the Trust’s total liabilities (not including the notes payable and preferred shares) from the Trust’s total assets, dividing the result by the sum of the value of the notes payable and liquidation value of the preferred shares, and multiplying the result by the liquidation value of one preferred share. Such amount equates to 277%, 227%, 246%, 239% and 239% at June 30, 2009, 2008, 2007, 2006 and 2005, respectively.

(6)	Plus accumulated and unpaid dividends.

See notes to financial statements

Eaton Vance Senior Income Trust as of June 30, 2009

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Eaton Vance Senior Income Trust (the Trust) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a non-diversified, closed-end management investment company. The Trust’s investment objective is to provide a high level of current income, consistent with the preservation of capital, by investing primarily in senior secured floating-rate loans.

The following is a summary of significant accounting policies of the Trust. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Trust based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Trust. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Trust. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans are valued in the same manner as Senior Loans.

Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) will normally be valued on the basis of reported trades or market quotations provided by third party pricing services, when in the services’ judgment, these prices are representative of the securities’ market values. For debt securities where market quotations are not readily available, the pricing services will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, issuer spreads, as well as industry and economic events. Short-term debt securities with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Trust’s forward foreign currency contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. Credit default swaps are normally valued using valuations provided by a third party pricing service. The pricing services employ electronic data processing techniques to determine the present value based on credit spread quotations obtained from broker/dealers and expected default recovery rates determined by the pricing service using proprietary models. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate

Eaton Vance Senior Income Trust as of June 30, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Trust in a manner that most fairly reflects the security’s value, or the amount that the Trust might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Trust may invest in Cash Management Portfolio (Cash Management), an affiliated investment company managed by Boston Management and Research (BMR), a subsidiary of Eaton Vance Management (EVM). Cash Management generally values its investment securities utilizing the amortized cost valuation technique permitted by Rule 2a-7 of the 1940 Act, pursuant to which Cash Management must comply with certain conditions. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Management may value its investment securities in the same manner as debt obligations described above.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities.

D  Federal Taxes — The Trust’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At June 30, 2009, the Trust, for federal income tax purposes, had a capital loss carryforward of $68,201,440 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Trust of any liability for federal income or excise tax. Such capital loss carryforward will expire on June 30, 2010 ($25,817,521), June 30, 2011 ($13,711,847), June 30, 2012 ($6,681,243), June 30, 2016 ($52,501) and June 30, 2017 ($21,938,328).

Additionally, at June 30, 2009, the Trust had a net currency loss of $1,179,773 and a net capital loss of $22,033,463 attributable to currency and security transactions, respectively, incurred after October 31, 2008. These losses are treated as arising on the first day of the Trust’s taxable year ending June 30, 2010.

As of June 30, 2009, the Trust had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Trust’s federal tax returns filed in the 3-year period ended June 30, 2009 remains subject to examination by the Internal Revenue Service.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Trust. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Trust maintains with SSBT. All credit balances, if any, used to reduce the Trust’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Eaton Vance Senior Income Trust as of June 30, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

G  Unfunded Loan Commitments — The Trust may enter into certain credit agreements all or a portion of which may be unfunded. The Trust is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Portfolio of Investments.

H  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Trust enters into agreements with service providers that may contain indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

J  Forward Foreign Currency Exchange Contracts — The Trust may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The Trust may enter into forward contracts for hedging purposes as well as non-hedging purposes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed or offset by another contract with the same broker for the same settlement date and currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

K  Statement of Cash Flows — The cash amount shown in the Statement of Cash Flows of the Trust is the amount included in the Trust’s Statement of Assets and Liabilities and represents the cash on hand at its custodian and does not include any short-term investments.

2   Auction Preferred Shares

The Trust issued Auction Preferred Shares (APS) on June 27, 2001 in a public offering. The underwriting discount and other offering costs incurred in connection with the offering were recorded as a reduction of the paid-in capital of the common shares. Dividends on the APS, which accrue daily, are cumulative at rates which are reset every seven days by an auction, unless a special dividend period has been set. Series of APS are identical in all respects except for the reset dates of the dividend rates. If the APS auctions do not successfully clear, the dividend payment rate over the next period for the APS holders is set at a specified maximum applicable rate until such time as the APS auctions are successful. Auctions have not cleared since February 13, 2008 and the rate since that date has been the maximum applicable rate (see Note 3). The maximum applicable rate on the APS is 125% of the “AA” Financial Composite Commercial Paper Rate on the date of the auction.

The number of APS issued and outstanding as of June 30, 2009 is as follows:

APS Issued and Outstanding

Series A	2,200
Series B	2,200

The APS are redeemable at the option of the Trust at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends, on any dividend payment date. The APS are also subject to mandatory redemption at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends, if the Trust is in default for an extended period on its asset maintenance requirements with respect to the APS. If the dividends on the APS remain unpaid in an amount equal to two full years’ dividends, the holders of the APS as a class have the right to elect a majority of the Board of Trustees. In general, the holders of the APS and the common shares have equal voting rights of one vote per share, except that the holders of the APS, as a separate class, have the right to elect at least two members of the Board of Trustees. The APS have a liquidation preference of $25,000 per share, plus accumulated and unpaid dividends. The Trust is required to maintain certain asset coverage with respect to the APS as defined in the Trust’s By-Laws and the 1940 Act. The Trust pays an annual fee equivalent to 0.15% (0.25% prior to March 2009) of the liquidation value of the APS to broker-dealers as a service fee if the auctions are unsuccessful; otherwise, the annual fee is 0.25%.

3   Distributions to Shareholders

The Trust intends to make monthly distributions of net investment income to common shareholders, after payment of any dividends on any outstanding APS. In addition, at least annually, the Trust intends to distribute all or substantially all of its net realized capital gains, (reduced by available capital loss carryforwards from prior years, if any). Distributions to common shareholders are recorded on the ex-dividend date. Distributions to preferred shareholders are recorded daily and are payable

Eaton Vance Senior Income Trust as of June 30, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

at the end of each dividend period. The dividend rates for the APS at June 30, 2009, and the amount of dividends paid (including capital gains, if any) to APS shareholders, average APS dividend rates, and dividend rate ranges for the year then ended were as follows:

	APS	Dividends	Average APS	Dividend
	Dividend Rates at	Paid to APS	Dividend	Rate
	June 30, 2009	Shareholders	Rates	Ranges

Series A	0.25%	$608,465	1.11%	0.10%–3.35%
Series B	0.31%	$608,446	1.11%	0.09%–3.93%

Beginning February 13, 2008 and consistent with the patterns in the broader market for auction-rate securities, the Trust’s APS auctions were unsuccessful in clearing due to an imbalance of sell orders over bids to buy the APS. As a result, the dividend rates of the APS were reset to the maximum applicable rate. The table above reflects such maximum dividend rate for each series as of June 30, 2009.

The Trust distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended June 30, 2009 and June 30, 2008 was as follows:

	Year Ended June 30,
	2009	2008

Distributions declared from:
Ordinary income	$17,253,703	$26,903,930
Return of capital	$276,506	$—

During the year ended June 30, 2009, accumulated net realized loss was increased by $5,245,110, accumulated undistributed net investment income was decreased by $2,915,020, and paid-in capital was increased by $8,160,130 due to differences between book and tax accounting, primarily for foreign currency gain (loss), mixed straddles and swap contracts. These reclassifications had no effect on the net assets or net asset value per share of the Trust.

As of June 30, 2009, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Capital loss carryforward and post October losses	$(91,414,676)
Net unrealized depreciation	$(79,310,732)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, premium amortization, foreign currency gain (loss), mixed straddles, defaulted bond interest, investment in partnerships, and swap contracts.

4   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for management and investment advisory services rendered to the Trust. The fee is computed at an annual rate of 0.85% of the Trust’s average weekly gross assets and is payable monthly. The portion of the adviser fee payable by Cash Management on the Trust’s investment of cash therein is credited against the Trust’s adviser fee. For the year ended June 30, 2009, the Trust’s investment adviser fee totaled $2,822,702 of which $27,441 was allocated from Cash Management and $2,795,261 was paid or accrued directly by the Trust. The administration fee is earned by EVM for administering the business affairs of the Trust and is computed at an annual rate of 0.25% of the Trust’s average weekly gross assets. For the year ended June 30, 2009, the administration fee amounted to $830,206.

Except for Trustees of the Trust who are not members of EVM’s organization, officers and Trustees receive remuneration for their services to the Trust out of the investment adviser fee. Trustees of the Trust who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended June 30, 2009, no significant amounts have been deferred. Certain officers and Trustees of the Trust are officers of EVM.

5   Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities and principal repayments on Senior Loans, aggregated $59,182,317 and $154,424,458, respectively, for the year ended June 30, 2009.

6   Common Shares of Beneficial Interest

The Trust may issue common shares pursuant to its dividend reinvestment plan. Common shares issued pursuant to the Trust’s dividend reinvestment plan for the year ended June 30, 2009 were 73,537. There were no transactions in common shares for the year ended June 30, 2008.

Eaton Vance Senior Income Trust as of June 30, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

7   Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Trust at June 30, 2009, as determined on a federal income tax basis, were as follows:

Aggregate cost	$393,770,867

Gross unrealized appreciation	$2,272,996
Gross unrealized depreciation	(81,625,603)

Net unrealized depreciation	$(79,352,607)

8   Restricted Securities

At June 30, 2009, the Trust owned the following securities (representing less than 0.01% of net assets applicable to common shares) which were restricted as to public resale and not registered under the Securities Act of 1933 (excluding Rule 144A securities). The Trust has various registration rights (exercisable under a variety of circumstances) with respect to these securities. The value of these securities is determined based on valuations provided by brokers when available, or if not available, they are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

	Date of
Description	Acquisition	Shares	Cost	Value

Preferred Stock

Hayes Lemmerz International, Series A, Convertible	6/4/03	35	$1,750	$38
Key Plastics, LLC, Series A	4/26/01	15	15,000	0

Total			$16,750	$38

9   Financial Instruments

The Trust may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Trust has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

A summary of obligations under these financial instruments at June 30, 2009 is as follows:

Forward Foreign Currency Exchange Contracts

Sales

			Net Unrealized
Settlement Date	Deliver	In Exchange For	Appreciation

7/31/09	British Pound Sterling 2,685,206	United States Dollar 4,440,605	$23,003
7/31/09	Euro 6,795,214	United States Dollar 9,551,693	18,786

			$41,789

At June 30, 2009, the Trust had sufficient cash and/or securities to cover commitments under these contracts.

The Trust adopted Financial Accounting Standards Board (FASB) Statement of Financial Accounting Standards No. 161 (FAS 161), “Disclosures about Derivative Instruments and Hedging Activities”, effective January 1, 2009. FAS 161 requires enhanced disclosures about an entity’s derivative and hedging activities, including qualitative disclosures about the objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk related contingent features in derivative instruments. The disclosure below includes additional information as a result of implementing FAS 161.

The Trust is subject to foreign exchange risk in the normal course of pursuing its investment objectives. Because the Trust holds foreign currency denominated investments, the value of these investments and related receivables and payables may change due to future changes in foreign currency exchange rates. To hedge against this risk, the Trust may enter into forward foreign currency exchange contracts. The Trust may also enter into such contracts to hedge the currency risk of investments it anticipates purchasing.

The fair value of derivative instruments (not accounted for as hedging instruments under FASB Statement of Financial Accounting Standards No. 133 (FAS 133)) and whose primary underlying risk exposure is foreign exchange risk at June 30, 2009 was as follows:

	Fair Value
	Asset Derivatives(1)	Liability Derivatives

Forward foreign currency exchange contracts	$41,789	$—

(1)	Statement of Assets and Liabilities location: Receivable for open forward foreign currency exchange contracts; Net unrealized depreciation.

Eaton Vance Senior Income Trust as of June 30, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

The effect of derivative instruments (not accounted for as hedging instruments under FAS 133) on the Statement of Operations and whose primary underlying risk exposure is foreign exchange risk for the six months ended June 30, 2009 was as follows:

Change in
Unrealized
	Realized	Appreciation
	Gain (Loss)	(Depreciation)
	on Derivatives	on Derivatives
	Recognized in	Recognized
Derivative	Income(1)	in Income(2)

Forward foreign currency exchange contracts	$(679,907)	$(72,645)

(1)	Statement of Operations location: Net realized gain (loss) – Foreign currency and forward foreign currency exchange contract transactions.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Foreign currency and forward foreign currency exchange contracts.

The average notional amount of forward foreign currency exchange contracts outstanding during the six months ended June 30, 2009 was approximately $13,021,000.

10   Revolving Credit and Security Agreement

The Trust has entered into a Revolving Credit and Security Agreement, as amended (the “Agreement”) with conduit lenders and a bank that allows it to borrow up to $60 million ($90 million prior to March 18, 2009 and $120 million prior to October 21, 2008) and to invest the borrowings in accordance with its investment practices. Borrowings under the Agreement are secured by the assets of the Trust. Interest is charged at a rate above the conduits’ commercial paper issuance rate and is payable monthly. Under the terms of the Agreement, the Trust also pays a program fee of 1.25% per annum on its outstanding borrowings to administer the facility and a liquidity fee of 1.25% per annum on the amount of the facility. Prior to October 31, 2008, the Trust paid a program fee and a liquidity fee of 1.00% each per annum and prior to October 21, 2008, paid a program fee of 0.24% per annum and a liquidity fee of 0.13% per annum. Program and commitment fees for the year ended June 30, 2009 totaled $813,667 and are included in interest expense in the Statement of Operations. The Trust is required to maintain certain net asset levels during the term of the Agreement which expires on October 19, 2009. At June 30, 2009, the Trust had borrowings outstanding under the Agreement of $3,000,000 at an interest rate of 0.86%. For the year ended June 30, 2009, the average borrowings under the Agreement and the average interest rate were $34,532,877 and 3.00%, respectively.

11   Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Trust, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

12   Concentration of Credit Risk

The Trust invests primarily in below investment grade floating-rate loans and floating-rate debt obligations, which are considered speculative because of the credit risk of their issuers. Changes in economic conditions or other circumstances are more likely to reduce the capacity of issuers of these securities to make principal and interest payments. Such companies are more likely to default on their payments of interest and principal owed than issuers of investment grade bonds. An economic downturn generally leads to a higher non-payment rate, and a loan or other debt obligation may lose significant value before a default occurs. Lower rated investments also may be subject to greater price volatility than higher rated investments. Moreover, the specific collateral used to secure a loan may decline in value or become illiquid, which would adversely affect the loan’s value.

13   Fair Value Measurements

The Trust adopted FASB Statement of Financial Accounting Standards No. 157 (FAS 157), “Fair Value Measurements”, effective July 1, 2008. FAS 157 established a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation

Eaton Vance Senior Income Trust as of June 30, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At June 30, 2009, the inputs used in valuing the Trust’s investments, which are carried at value, were as follows:

	Quoted
	Prices	Significant	Significant
	in Active	Other	Unobser-
	Markets for	Observable	vable
	Identical Assets	Inputs	Inputs

Asset Description
	(Level 1)	(Level 2)	(Level 3)	Total

Senior Floating-Rate Interests	$—	$282,165,589	$517,836	$282,683,425
Corporate Bonds & Notes	—	19,390,910	51,100	19,442,010
Asset-Backed Securities	—	380,122	—	380,122
Common Stocks	14,681	632	47,677	62,990
Preferred Stocks	85,027	38	0	85,065
Miscellaneous	0	12,944	—	12,944
Closed-End Investment Companies	4,338,472	—	—	4,338,472
Short-Term Investments	3,234,653	4,178,579	—	7,413,232

Total Investments	$7,672,833	$306,128,814	$616,613	$314,418,260

Forward Foreign Currency Exchange Contracts	$—	$41,789	$—	$41,789

Total	$7,672,833	$306,170,603	$616,613	$314,460,049

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Investments
	in Senior	Investments
	Floating-	in Corporate	Investments	Investments
	Rate	Bonds &	in Common	in Preferred
	Interests	Notes	Stocks	Stocks	Total

Balance as of June 30, 2008	$539,332	$—	$4,768	$0	$544,100
Realized gains (losses)	(31)	—	—	—	(31)
Change in net unrealized appreciation (depreciation)*	(660,295)	71	(9,875)	0	(670,099)
Net purchases (sales)	(4,409)	49,910	52,784	—	98,285
Accrued discount (premium)	(783)	1,119	—	—	336
Net transfers to (from) Level 3	644,022	—		—	644,022

Balance as of June 30, 2009	$517,836	$51,100	$47,677	$0	$616,613

Change in net unrealized appreciation (depreciation) on investments still held as of June 30, 2009*	$(660,295)	$71	$(9,875)	$0	$(670,099)

*	Amount is included in the related amount on investments in the Statement of Operations.

14   Review for Subsequent Events

In connection with the preparation of the financial statements of the Trust as of and for the year ended June 30, 2009, events and transactions subsequent to June 30, 2009 through August 19, 2009, the date the financial statements were issued, have been evaluated by the Trust’s management for possible adjustment and/or disclosure. Management has not identified any subsequent events requiring financial statement disclosure as of the date these financial statements were issued.

Eaton Vance Senior Income Trust as of June 30, 2009

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders of
Eaton Vance Senior Income Trust:
We have audited the accompanying statement of assets and liabilities of Eaton Vance Senior Income Trust (the “Trust”), including the portfolio of investments, as of June 30, 2009, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities and senior loans owned as of June 30, 2009, by correspondence with the custodian, brokers and selling or agent banks; where replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Senior Income Trust as of June 30, 2009, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
August 19, 2009

Eaton Vance Senior Income Trust

NOTICE TO SHAREHOLDERS

In June 2009, the Board approved a clarification to the Trust’s investment policies. Under normal market conditions, the Trust invests at least 80% of its total assets in senior, secured floating-rate loans (“Senior Loans”). The remaining investment assets of the Trust may include, among other types of investments, equity securities that are acquired in connection with an investment in a Senior Loan. The Trust may accept equity securities in connection with a debt restructuring or reorganization of a borrower either inside or outside of bankruptcy. The clarification provides that if the Trust holds equity securities issued in exchange for a Senior Loan or issued in connection with the debt restructuring or reorganization of a borrower, the Trust may acquire additional equity securities of such borrower (or such borrower’s affiliates) if, in the judgment of the investment adviser, such an investment may enhance the value of a Senior Loan held or would otherwise be consistent with the Trust’s investment policies.

Eaton Vance Senior Income Trust as of June 30, 2009

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2010 will show the tax status of all distributions paid to your account in calendar year 2009. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Trust. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Trust’s fiscal year end regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income. The Trust designates $396,288, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Trust’s dividend distribution that qualifies under tax law. For the Trust’s fiscal 2009 ordinary income dividends, 2.37% qualifies for the corporate dividends received deduction.

Eaton Vance Senior Income Trust

DIVIDEND REINVESTMENT PLAN

The Trust offers a dividend reinvestment plan (the Plan) pursuant to which shareholders automatically have distributions reinvested in common shares (the Shares) of the Trust unless they elect otherwise through their investment dealer. On the distribution payment date, if the net asset value per Share is equal to or less than the market price per Share plus estimated brokerage commissions, then new Shares will be issued. The number of Shares shall be determined by the greater of the net asset value per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by the Plan Agent. Distributions subject to income tax (if any) are taxable whether or not shares are reinvested.

If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that your shares be re-registered in your name with the Fund’s transfer agent, American Stock Transfer & Trust Company (“AST”), or you will not be able to participate.

The Plan Agent’s service fee for handling distributions will be paid by the Trust. Each participant will be charged their pro-rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Plan Agent at the address noted on the following page. If you withdraw, you will receive shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Plan Agent to have the Plan Agent sell part or all of his or her Shares and remit the proceeds, the Plan Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your shares are held in your own name, you may complete the form on the following page and deliver it to the Plan Agent.

Any inquiries regarding the Plan can be directed to the Plan Agent, AST, at 1-866-439-6787.

Eaton Vance Senior Income Trust

APPLICATION FOR PARTICIPATION IN DIVIDEND REINVESTMENT PLAN

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

Please print exact name on account:
Shareholder signature                                   Date
Shareholder signature                                   Date

Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

This authorization form, when signed, should be mailed to the following address:

Eaton Vance Senior Income Trust
c/o American Stock Transfer & Trust Company
P.O. Box 922
Wall Street Station
New York, NY 10269-0560

Number of Employees
The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company and has no employees.

Number of Shareholders
As of June 30, 2009, our records indicate that there are 389 registered shareholders and approximately 12,951 shareholders owning the Fund shares in street name, such as through brokers, banks, and financial intermediaries.

If you are a street name shareholder and wish to receive our reports directly, which contain important information about the Fund, please write or call:

Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
1-800-262-1122

New York Stock Exchange symbol

The New York Stock Exchange symbol is EVF.

Eaton Vance Senior Income Trust

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 27, 2009, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board (formerly the Special Committee), which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held in February, March and April 2009. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;
•	Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s proxy voting policies and procedures;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

Eaton Vance Senior Income Trust

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF INVESTMENT ADVISORY AGREEMENT CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2009, the Board met eighteen times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met seven, five, six, six and six times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement between Eaton Vance Senior Income Trust (the “Fund”) and Eaton Vance Management (the “Adviser”), including its fee structure, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. In particular, the Board evaluated the abilities and experience of such investment personnel in analyzing special considerations relevant to investing in senior secured floating-rate loans. The Board noted the experience of the Adviser’s large group of bank loan investment professionals and other personnel who provide services to the Fund, including portfolio managers and analysts. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Fund by senior management.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds.

The Board considered the Adviser’s recommendations for Board action and other steps taken in response to the unprecedented dislocations experienced in the capital markets over recent periods, including sustained periods of high volatility, credit disruption and government intervention. In particular, the Board considered the Adviser’s efforts and expertise with respect to each of the following matters as they relate to the Fund and/or other funds within the Eaton Vance family of funds: (i) negotiating and maintaining the

Eaton Vance Senior Income Trust

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF INVESTMENT ADVISORY AGREEMENT CONT’D

availability of bank loan facilities and other sources of credit used for investment purposes or to satisfy liquidity needs; (ii) establishing the fair value of securities and other instruments held in investment portfolios during periods of market volatility and issuer-specific disruptions; and (iii) the ongoing monitoring of investment management processes and risk controls. In addition, the Board considered the Adviser’s actions with respect to the Auction Preferred Shares (“APS”) issued by the Fund, including the Adviser’s efforts to seek alternative forms of debt and other leverage that may over time reduce financing costs associated with APS and enable the Fund to restore liquidity for APS holders.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three- and five-year periods ended September 30, 2008 for the Fund. On the basis of the foregoing and other relevant information, the Board concluded that, under the circumstances, the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Fund (referred to collectively as “management fees”). As part of its review, the Board considered the Fund’s management fees and total expense ratio for the year ended September 30, 2008, as compared to a group of similarly managed funds selected by an independent data provider.

The Board considered the financial resources committed by the Adviser in structuring the Fund at the time of its initial public offering and the waiver of fees provided by the Adviser for the first five years of the Fund’s life. After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund’s total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized with and without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Fund.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board also considered the fact that the Fund is not continuously offered and concluded that, in light of the level of the adviser’s profits with respect to the Fund, the implementation of breakpoints in the advisory fee schedule is not appropriate at this time. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund.

Eaton Vance Senior Income Trust

MANAGEMENT AND ORGANIZATION

Trust Management. The Trustees of Eaton Vance Senior Income Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is a direct, wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

		Term of		Number of Portfolios
	Position(s)	Office and		in Fund Complex
Name and	with the	Length of	Principal Occupation(s)	Overseen By
Date of Birth	Trust	Service	During Past Five Years	Trustee(1)	Other Directorships Held

Interested Trustee

Thomas E. Faust Jr. 5/31/58	Class I Trustee	Until 2011. 3 years. Since 2007.	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 175 registered investment companies and 4 private investment companies managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.	175	Director of EVC

Noninterested Trustees

Benjamin C. Esty 1/2/63	Class I Trustee	Until 2011. 3 years. Since 2005.	Roy and Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration.	175	None

Allen R. Freedman 4/3/40	Class II Trustee	Until 2009. 2 years. Since 2007.	Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007).	175	Director of Assurant, Inc. (insurance provider) and Stonemor Partners L.P. (owner and operator of cemeteries)

William H. Park 9/19/47	Class III Trustee	Until 2010. 3 years. Since 2003.	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005).	175	None

Ronald A. Pearlman(A) 7/10/40	Class I Trustee	Until 2011. 3 years. Since 2003.	Professor of Law, Georgetown University Law Center.	175	None

Helen Frame Peters 3/22/48	Class III Trustee	Until 2012. 3 years. Since 2008.	Professor of Finance, Carroll School of Management, Boston College. Adjunct Professor of Finance, Peking University, Beijing, China (since 2005).	175	Director of BJ’s Wholesale Clubs (wholesale club retailer); Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds)

Eaton Vance Senior Income Trust

MANAGEMENT AND ORGANIZATION CONT’D

		Term of		Number of Portfolios
	Position(s)	Office and		in Fund Complex
Name and	with the	Length of	Principal Occupation(s)	Overseen By
Date of Birth	Trust	Service	During Past Five Years	Trustee(1)	Other Directorships Held

Noninterested Trustees (continued)

Heidi L. Steiger 7/8/53	Class II Trustee	Until 2009. 2 years. Since 2007.	Managing Partner, Topridge Associates LLC (global wealth management firm) (since 2008); Senior Advisor (since 2008), President (2005-2008), Lowenhaupt Global Advisors, LLC (global wealth management firm). Formerly, President and Contributing Editor, Worth Magazine (2004-2005). Formerly, Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).	175	Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider), Aviva USA (insurance provider) and CIFG (family of financial guaranty companies)

Lynn A. Stout 9/14/57	Class III Trustee	Until 2012. 3 years. Since 1999.	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.	175	None

Ralph F. Verni(A) 1/26/43	Chairman of the Board and Class II Trustee	Chairman of the Board since 2007. Trustee until 2009. 3 years. Trustee since 2005.	Consultant and private investor.	175	None

Principal Officers who are not Trustees

Term of
	Position(s)	Office and
Name and	with the	Length of	Principal Occupation(s)
Date of Birth	Trust	Service	During Past Five Years

Scott H. Page 11/30/59	President	Since 2007	Vice President of EVM and BMR. Officer of 11 registered investment companies managed by EVM or BMR.

John P. Redding 3/21/63	Vice President	Since 2001	Vice President of EVM and BMR. Officer of 1 registered investment company managed by EVM or BMR.

Michael W. Weilheimer 2/11/61	Vice President	Since 1998	Vice President of EVM and BMR. Officer of 25 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Since 2005	Vice President of EVM and BMR. Officer of 175 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 5/24/60	Secretary and Chief Legal Officer	Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR. Officer of 175 registered investment companies managed by EVM or BMR.

Paul M. O’Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 175 registered investment companies managed by EVM or BMR.

(1)	Includes both master and feeder funds in a master-feeder structure.

(A)	APS Trustee

In accordance with Section 303A.12 (a) of the New York Stock Exchange Listed Company Manual, the Trust’s Annual CEO Certification certifying as to compliance with NYSE’s Corporate Governance Listing Standards was submitted to the Exchange on November 17, 2008. The Trust has also filed its CEO and CFO certifications required by Section 302 of the Sarbanes-Oxley Act with the SEC as an exhibit to its most recent Form N-CSR.

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Investment Adviser and Administrator of
Eaton Vance Senior Income Trust
Eaton Vance Management
Two International Place
Boston, MA 02110

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
American Stock Transfer & Trust Company
59 Maiden Lane
Plaza Level
New York, NY 10038

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Senior Income Trust
Two International Place
Boston, MA 02110

171-8/09	SITSRC

Item 2. Code of Ethics
The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.
Item 3. Audit Committee Financial Expert
The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is the Vice Chairman of Commercial Industrial Finance Corp (specialty finance company). Previously, he served as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm) and as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (“UAM”) (a holding company owning institutional investment management firms).
Item 4. Principal Accountant Fees and Services (a) –(d)
The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended June 30, 2008 and June 30, 2009 by the Fund’s principal accountant for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by the principal accountant during such period.
Eaton Vance Senior Income Trust

Fiscal Years Ended	6/30/08	6/30/09

Audit Fees	$57,003	$56,770

Audit-Related Fees(1)	$23,330	$5,330

Tax Fees(2)	$17,710	$17,710

All Other Fees(3)	$0	$0

Total	$98,043	$79,810

(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees and specifically include fees for the performance of certain agreed-upon procedures relating to the registrant’s auction preferred shares and revolving credit agreement.

(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.
(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.
The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.
(f) Not applicable.
(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to the registrant by the registrant’s principal accountant for the registrant’s fiscal year ended June 30, 2008 and the fiscal year ended June 30, 2009; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to the Eaton Vance organization by the registrant’s principal accountant for the same time periods, respectively.

Fiscal Years Ended	6/30/08	6/30/09

Registrant	$41,040	$23,040

Eaton Vance(1)	$449,087	$276,982
(1) The investment adviser to the registrant, as well as any of its affiliates that provide ongoing services to the registrant, are subsidiaries of Eaton Vance Corp.
(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.
Item 5. Audit Committee of Listed registrants
The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended. William H. Park (Chair), Lynn A. Stout, Heidi L. Steiger and Ralph F. Verni are the members of the registrant’s audit committee.
Item 6. Schedule of Investments
Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below. The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board’s Special Committee except as contemplated under the Fund Policy. The Board’s Special Committee will instruct the investment adviser on the appropriate course of action.
The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. The investment adviser will generally vote proxies through the Agent. The Agent is required to vote all proxies and/or refer then back to the investment adviser pursuant to the Policies. It is generally the policy of the investment adviser to vote in accordance with the recommendation of the Agent. The Agent shall refer to the investment adviser proxies relating to mergers and restructurings, and the disposition of assets, termination, liquidation and mergers contained in mutual fund proxies. The investment adviser will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions, except in the case of closed-end management investment companies. The investment adviser generally supports management on social and environmental proposals. The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote or the economic effect on shareholders interests or the value of the portfolio holding is indeterminable or insignificant.
In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients. The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to the personal of the investment adviser identified in the Policies. If such personnel expects to instruct the Agent to vote such proxies in a manner inconsistent with the guidelines of the Policies or the recommendation of the Agent, the personnel will consult with members of senior management of the investment adviser to determine if a material conflict of interests exists. If it is determined that a material conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee.
Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.
Item 8. Portfolio Managers of Closed-End Management Investment Companies
Scott H. Page, John Redding and other Eaton Vance Management (“EVM”) investment professionals comprise the investment team responsible for the overall management of the Fund’s investments as well as allocations of the Fund’s assets between common and preferred stocks. Messrs. Page and Redding are the portfolio managers responsible for the day-to-day management of specific segments of the Fund’s investment portfolio.
Mr. Page has been an Eaton Vance portfolio manager since 1996 and is a Vice President of EVM and Boston Management and Research, an Eaton Vance subsidiary (“BMR”). He is head of Eaton Vance’s Bank Loan

Investment Group. Mr. Redding is a Vice President of EVM and BMR and a portfolio manager since 2001. This information is provided as of the date of filing of this report.
The following tables show, as of the Fund’s most recent fiscal year end, the number of accounts each portfolio manager managed in each of the listed categories and the total assets in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets in those accounts.

			Number of
	Number		Accounts	Total Assets of
	of All	Total Assets of	Paying a	Accounts Paying a
	Accounts	All Accounts*	Performance Fee	Performance Fee*
Scott H. Page
Registered Investment Companies	10 (1)	$10,275.7	0	$0
Other Pooled Investment Vehicles	4	$2,431.2	4	$2,431.2
Other Accounts	5	$4,593.8	0	$0

John P. Redding
Registered Investment Companies	1	$310.2	0	$0
Other Pooled Investment Vehicles	2	$1,246.8	2	$1,246.8
Other Accounts	0	$0	0	$0

*	In millions of dollars.

(1)	Numbers provided include an investment company structured as fund-of-funds which invests in funds in the Eaton Vance complex advised by other portfolio managers.
The following table shows the dollar range of Fund shares beneficially owned by each portfolio manager as of the Fund’s most recent fiscal year end.

Dollar Range of
Equity Securities
Portfolio Manager	Owned in the Fund
Scott H. Page	$50,001 - $100,000
John P. Redding	$50,001 - $100,000
Potential for Conflicts of Interest. It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of a Fund’s investments on the one hand and the investments of other accounts for which the portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he or she advises. In addition, due to differences in the investment strategies or restrictions between a Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may compensate the investment adviser or sub-adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his or her discretion in a manner that he or she believes is equitable to all interested persons. EVM and the sub-adviser have adopted several policies and procedures designed to address these potential conflicts including: a code of ethics; and policies which govern the investment adviser or sub-adviser’s trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocation, cross trades and best execution.

Compensation Structure for EVM
Compensation of EVM’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of EVC’s nonvoting common stock andr restricted shares of EVC’s nonvoting common stock. EVM’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to EVM’s employees. Compensation of EVM’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of EVC.
Method to Determine Compensation. EVM compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus appropriate peer groups or benchmarks. In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to relative risk-adjusted performance. Risk-adjusted performance measures include, but are not limited to, the Sharpe Ratio. Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is normally evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. When a fund’s peer group as determined by Lipper or Morningstar is deemed by EVM’s management not to provide a fair comparison, performance may instead be evaluated primarily against a custom peer group. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.
The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.
EVM seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. EVM participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of EVM and its parent company. The overall annual cash bonus pool is based on a substantially fixed percentage of pre-bonus operating income. While the salaries of EVM’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
No such purchases this period.

Item 10. Submission of Matters to a Vote of Security Holders.
No Material Changes.
Item 11. Controls and Procedures
(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.
(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits
(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Eaton Vance Senior Income Trust

By:	/s/ Scott H. Page Scott H. Page
President

Date:    August 7, 2009
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Barbara E. Campbell Barbara E. Campbell
Treasurer

Date:    August 7, 2009

By:	/s/ Scott H. Page Scott H. Page
President

Date:    August 7, 2009